UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Western Alliance Bancorporation

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 21, 2009
To the Stockholders of Western Alliance Bancorporation:
               The Annual Meeting of Stockholders (the “Annual Meeting”) of Western Alliance Bancorporation (the “Company”) will be held at the Embassy Terrace at 2800 W. Sahara Avenue, Las Vegas, Nevada 89102 on Tuesday, April 21, 2009, at 8:00 a.m., local time, for the following purposes:
1.	To elect five Class I directors to the Board of Directors whose terms will expire at the 2012 annual meeting;

2.	To approve an amendment increasing by 2,000,000 the maximum number of shares available for issuance under the 2005 Stock Incentive Plan and updating the material terms of performance goals applicable to certain awards that may be granted thereunder;

3.	To approve, in an advisory (non-binding) vote, the compensation of executives disclosed herein;

4.	To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor; and

5.	To transact such other business as may properly come before the stockholders at the Annual Meeting.
               Only stockholders of record at the close of business on February 27, 2009, will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the offices of the Company for a period of ten days prior to the Annual Meeting until the close of such meeting.
               Your vote is important. Even if you plan to attend the Annual Meeting in person, please vote your shares of the Company’s common stock in one of these ways: (1) use the toll-free telephone number shown on the proxy card; (2) visit the website listed on the proxy card; or (3) mark, sign, date and promptly return the proxy card to the address provided. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.
By order of the Board of Directors,

Linda N. Mahan
Secretary
Las Vegas, Nevada
March  , 2009
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 21, 2009: This proxy statement, along with our annual report on Form 10-K for the fiscal year ended December 31, 2008, are available free of charge online at www.proxyvote.com.

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TABLE OF CONTENTS
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PROXY STATEMENT
WESTERN ALLIANCE BANCORPORATION
2700 West Sahara Avenue
Las Vegas, Nevada 89102
GENERAL INFORMATION
     This proxy statement is being provided to stockholders of Western Alliance Bancorporation (the “Company”) for solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Embassy Terrace at 2800 W. Sahara Avenue, Las Vegas, Nevada 89102, at 8:00 a.m., local time, on Tuesday, April 21, 2009 and any and all adjournments thereof. This proxy statement, the Company’s annual report on Form 10-K, and the proxy card (or the voting instruction card for shares held in the Company’s 401(k) plan) are being mailed to stockholders on or about March  , 2009. The Company will pay all expenses incurred in this solicitation. The Company is soliciting proxies by mail, over the Internet and by telephone, and the Company’s directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to beneficial owners.
     Your proxy is being solicited by the Board of Directors of the Company. Your proxy will be voted as you direct; however, if no instructions are given on an executed and returned proxy, it will be voted FOR the election of the five Class I director nominees whose terms will expire at the 2012 annual meeting and FOR the other proposals described in this proxy statement.
     If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors. The Company is required to file an annual report on Form 10-K for its 2008 fiscal year with the Securities and Exchange Commission (“SEC”). Stockholders may obtain, free of charge, a copy of our annual report on Form 10-K by visiting www.proxyvote.com or www.westernalliancebancorp.com, or by writing to the Company at 2700 West Sahara Avenue, Las Vegas, Nevada 89102, Attention: Corporate Secretary.
VOTING RIGHTS
     Only stockholders of record at the close of business on February 27, 2009 (the “Record Date”), are entitled to vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were 38,909,652 shares of common stock outstanding and eligible to be voted at the Annual Meeting. Each holder of common stock shall have one vote for each share of common stock of the Company in the holder’s name on the Record Date.
     The accompanying proxy is for use at the Annual Meeting if a stockholder does not attend the Annual Meeting in person or will attend the Annual Meeting but wishes to vote by proxy. Proxies may be granted by completing a form over the Internet, using a toll-free telephone number, or completing the proxy card and mailing it in the postage-paid envelope provided with this proxy statement. Stockholders who provide their proxy over the Internet may incur costs, such as telephone and Internet access charges, for which the stockholder is responsible. Eligible stockholders of record will not be able to provide their proxy through the Internet or over the telephone after 11:59 p.m. Eastern Time on April 20, 2009. After such time, stockholders of record will only be able to vote by attending the Annual Meeting and voting in person. Specific instructions to be followed by any stockholder interested in providing a proxy via the Internet or telephone are shown on the enclosed proxy card. The Internet and telephone procedures are designed to authenticate the stockholder’s identity and to allow stockholders to direct the holders of their proxies to vote their shares as directed and confirm that their instructions have been properly recorded.

     A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written revocation or a duly executed proxy bearing a later date (including a proxy given over the Internet or by telephone), or by voting in person at the Annual Meeting. Attendance at the Annual Meeting without voting will not revoke a previously provided proxy.
     If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct.
     If you do not give instructions, whether the broker can vote your shares depends on whether the proposal is considered “routine” or “non-routine” under New York Stock Exchange (“NYSE”) rules. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions. All of the proposals set forth in this proxy statement, other than the amendment to our 2005 Stock Incentive Plan (Item 2) are considered routine.
     If your shares are held in the name of a bank or broker, your ability to provide a proxy over the Internet or via the telephone will depend on the processes of your bank or broker. Therefore, we recommend that you follow the instructions on the form you receive.
Quorum and Summary of Proposals
     The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote, for purposes of determining the presence of a quorum at the Annual Meeting. Our Board of Directors has recommended you vote “FOR” the director-nominees and the other proposals set forth in this proxy statement.
     Item 1 — Election of Directors
     Directors will be elected by a plurality of the votes cast in person or by proxy. There will be no cumulative voting in the election of directors.
     Item 2 — Approval of Amendment of 2005 Stock Incentive Plan and Material Terms of Performance Goals
     The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment to the 2005 Stock Incentive Plan and the material terms of performance goals applicable to certain awards that may be granted thereunder, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on the 2005 Stock Incentive Plan, abstentions will have the same effect as votes against the proposal, and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.
     Item 3 — Advisory (Non-Binding) Vote on Executive Compensation
     The Emergency Economic Stabilization Act of 2008 was enacted on October 3, 2008 to create the Troubled Asset Relief Program (“TARP”), which provides authority for the United States Department of the Treasury (the “Treasury”) to purchase and insure certain types of troubled assets, and for other purposes. One component of TARP is a generally available capital access program known as the Capital Purchase Program, under which a financial institution may issue preferred shares and warrants to purchase shares of its common stock to the Treasury, subject to certain conditions. On November 21, 2008, as part of the Capital Purchase Program, the Company sold to the Treasury shares of preferred stock and warrants to purchase shares of the Company’s common stock, as described in greater detail later in this proxy statement.
     The American Recovery and Reinvestment Act of 2009, which was signed into law on February 17, 2009, includes a provision requiring participants in the Capital Purchase Program, during the period in which any obligation arising from assistance provided under the Capital Purchase Program remains outstanding, to permit a separate, non-binding stockholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. Under this legislation, the stockholder vote is not binding on the TARP participant or its board of directors, and may not be construed as overruling any decision by the participant’s board of directors.
     The Company is providing stockholders the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the Company’s executive pay policies and procedures as described under “Compensation Discussion and Analysis” and tabular disclosure of named executive officer compensation in the 2009 proxy statement and related materials. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive pay program.
     The Board of Directors believes that the Company’s compensation policies and procedures provide a strong link between the executive officers’ compensation and the Company’s short and long-term performance. The objective of the Company’s compensation program is to provide compensation that is competitive, variable based on Company performance, and sufficient to attract and retain experienced, highly-qualified executives who are essential to the Company’s long-term success and the enhancement of stockholder value.
     The advisory vote will be approved if the votes cast for the proposal exceed those cast against the proposal. Because the vote is advisory, neither the Company nor the Board of Directors will be bound to take action based upon the outcome. However, the Compensation Committee and Board of Directors may consider the outcome of the vote when considering future executive compensation arrangements.
     Item 4 — Ratification of Auditor
     The proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. If the appointment is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2009 will stand, unless the Audit Committee finds other good reason for making a change.
Shares in the Company 401(k) Plan
     If you hold shares in the Western Alliance Bancorporation 401(k) Plan, referred to as the 401(k) Plan, you may instruct the plan trustee on how to vote your shares in the 401(k) Plan by mail, by telephone or over the Internet as described above, except that, if you instruct the plan trustee by mail, the card that you use will be a voting instruction card rather than a proxy card. You may vote or provide instructions with respect to all of the shares of our common stock allocated to your account on the Record Date.
     In addition, your vote or instructions will also apply pro rata, along with the votes or instructions of other participants in the 401(k) Plan who return voting instructions to the trustee, to all shares held in the 401(k) Plan for which voting directions are not received. These undirected shares may include shares credited to the accounts of participants who do not return their voting instructions and shares held in the 401(k) Plan that were not credited to individual participants accounts as of the Record Date. The trustee will automatically apply your voting preference to the undirected shares proportionately with all other participants who provide voting directions.
CORPORATE GOVERNANCE
     The Board of Directors is responsible for ensuring effective governance over the Company’s affairs. The Company has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics. These documents are available in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary.
Board Composition
     The Company’s bylaws provide that the Board of Directors will consist of not less than eight nor more than 17 directors. The Board of Directors may, from time to time, fix the number of directors within these limits. The Company’s Board is currently fixed at 15 directors. In accordance with the terms of the Company’s Articles of Incorporation, the terms of office of the directors are divided into three classes:
•	Class I, whose current term will expire at the annual meeting of stockholders to be held in 2009;

•	Class II, whose current term will expire at the annual meeting of stockholders to be held in 2010; and

•	Class III whose current term will expire at the annual meeting of stockholders to be held in 2011.
     At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual stockholders’ meeting following election. The number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes, such that each class shall be as nearly equal in number as possible.
     The Board of Directors currently consists of 14 directors divided into three classes, with one vacancy in Class III. Information regarding each of the Company’s directors is set forth below. All ages are provided as of December 31, 2008.
Class I Directors with Terms Expiring in 2009
     The terms of Class I directors will expire at this year’s Annual Meeting. The Board has nominated the individuals listed below, all of whom are currently directors of the Company, to be elected as Class I directors at the Annual Meeting. See “Items of Business To Be Acted On At The Meeting — Item 1. Election of Directors.”
     Bruce Beach (age 59) has been a director of the Company since April 2005. Mr. Beach has been a director of Alliance Bank of Arizona since its formation. Mr. Beach has been Chairman and Chief Executive Officer of Beach, Fleischman & Co., P.C., an accounting and business advisory firm in Southern Arizona, since May 1991. Mr. Beach is a certified public accountant, received a BS in business administration and an MBA from the University of Arizona, and has 34 years of experience in public accounting. Mr. Beach was the Vice-Chairman of Carondelet Health Network, one of the largest hospital systems in Southern Arizona, from July 2004 until December 2007, and served as the chairman of its audit committee from July 2003 until December 2007. On January 1, 2008, Mr. Beach assumed the position of Chairman of Carondelet Health Network and no longer serves on its audit committee.
     William S. Boyd (age 77) has been a director and stockholder of the Company since inception and was a founder of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Mr. Boyd has served as a director of Boyd Gaming Corporation since its inception in June 1988, and as Chairman of the Board of Directors since August 1998. Mr. Boyd also held the position of CEO of Boyd Gaming Corporation from August 1988 through December 2007, when he was elected to the office of Executive Chairman of that company, effective January 2008. Mr. Boyd has been a director of California Hotel and Casino since its inception in 1973. For the past ten years, he has been on the board of directors and the President of the National Center for Responsible Gaming. He served as a director of Nevada State Bank from 1965 to 1985. Mr. Boyd played a leading role in founding the William S. Boyd School of Law at the University of Nevada, Las Vegas. Mr. Boyd is the father of director Marianne Boyd Johnson.
     Steven J. Hilton (age 47) has been a director of the Company and Alliance Bank of Arizona since December 2002 and February 2003, respectively. Mr. Hilton was the co-founder, and is the Chairman and Chief Executive Officer of Meritage Homes Corporation. Mr. Hilton founded Arizona-based Monterey Homes in 1985. Under Mr. Hilton’s leadership, Monterey became a publicly traded company and combined with Legacy Homes in 1997, resulting in the creation of Meritage Homes Corporation. Mr. Hilton received his Bachelor of Science degree in accounting from the University of Arizona.
     Marianne Boyd Johnson (age 50) has been a director of the Company since inception and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Since 1992, Ms. Johnson has been a member of the Board of Directors of Boyd Gaming Corporation and has served as its Vice Chairman of the Board since February 2001. Ms. Johnson was Senior Vice President of Boyd Gaming from December 2001 until December 2007, and she was promoted to Executive Vice President on January 1, 2008. Ms. Johnson has served Boyd Gaming since 1977 in a variety of capacities, including sales and marketing. Ms. Johnson served as a Director of Nevada Community Bank until its sale to First Security Bank (Wells Fargo) in 1993. Ms. Johnson is the daughter of director William S. Boyd.
     Kenneth A. Vecchione (age 55) has been a director of the Company since October 2007. Mr. Vecchione is the Chief Financial Officer of Apollo Global Management, L.P., one of the largest private equity firms in the United States, and is the former Vice Chairman and Chief Financial Officer of MBNA Corporation with prior work experience at AT&T Universal Card, First Data Corp and Citicorp Credit Card Services. Mr. Vecchione serves as a Director of Affinion Group, and is the Chairman of its Audit Committee, in addition to being a Director of International Securities Exchange and Chairman of its Audit and Finance Committee. Mr. Vecchione is a graduate of the State University of New York.
Class II Directors with Terms Expiring in 2010
     Cary Mack (age 49) has been a director of the Company since April 2005. Mr. Mack has been a director of Torrey Pines Bank since its formation in May 2003. Mr. Mack is licensed in the State of California as a certified public accountant, attorney and real estate broker. He was formerly employed with PricewaterhouseCoopers’ audit and dispute resolution practices until 1990, when he became a founding stockholder, and the chief executive officer of Mack/Barclay Inc., a forensic certified public accounting, economic and information technology consulting firm specializing in the evaluation and resolution of complex economic and accounting issues in the business and litigation environments. Mack/Barclay was acquired in May 2006 by LECG Corporation, a global expert services firm that provides independent expert testimony and analysis, original authoritative studies, and strategic consulting services. Mr. Mack is a managing director with LECG.

     Arthur Marshall (age 79) has been a director of the Company since 1995 and the Chairman of the Board of Bank of Nevada since its establishment in 1994. He served as Chairman of the Board of Directors of the Company until December 2002. He was a co-founder of Marshall Rousso, now Marshall Retail Group, or MRG, a privately owned retail apparel chain in the Western United States and served as its President from 1959 to 1988. He is a member of the Nevada Gaming Commission and the national commission of the Anti-Defamation League and a former board member of the Public Employees Retirement System of Nevada. He is a recipient of the Prime Minister’s award from the State of Israel and the Distinguished Nevadan Award from the University of Nevada Las Vegas. Mr. Marshall is the father of director Todd Marshall.
     Todd Marshall (age 52) has been a director of the Company since inception and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Mr. Marshall has been a director of Marshall Retail Group since May 1976, is currently its Chairman and served as its Chief Executive Officer until January 2005. The Marshall Retail Group owns and operates stores in more than 70 locations, primarily in major casino-hotels in Nevada, Mississippi and New Jersey. He is currently the owner and President of Marshall Management Co., a real estate investment and property management company in Las Vegas. In July 2007, Mr. Marshall joined the board of directors of Consumer Health Services. Mr. Marshall is the son of director Arthur Marshall.
     M. Nafees Nagy, M.D. (age 65) has been a director of the Company since April 2004 and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Dr. Nagy has practiced medicine in Las Vegas for more than 30 years and specializes in oncology, clinical hematology, and cancer chemotherapy. He founded and is President and a director of the Nevada Cancer Centers. Dr. Nagy served for eight years as a member of the Nevada State Board of Medical Examiners and also served as its Secretary. Dr. Nagy is certified by the American Board of Internal Medicine and the American Board of Utilization Review and Quality Assurance and has consulted for several healthcare concerns. He was a member of the advisory board for Option Care. Dr. Nagy also has served as a member and the chair of the Medical Carrier Advisory Committee for the Clark County Medical Society and currently serves as a member of the Society’s Nominating Committee. Dr. Nagy formerly served as a director of Sun Bank for five years and Nevada Community Bank until its sale in 1993. He retired from the U.S. Army as a Lt. Colonel and served in Operation Desert Storm in 1991. In January 2008, the Governor of Nevada appointed Dr. Nagy to the special healthcare issues advisory board.
     James E. Nave, D.V.M. (age 64) has served as a director of the Company and Bank of Nevada since their establishment in 1995 and 1994, respectively. Dr. Nave, a former officer in the armed forces, has owned the Tropicana Animal Hospital since 1974, and is the owner of multiple hospitals. He is a former President of the American Veterinary Medical Association. Dr. Nave is also the Globalization Liaison Agent for Education and Licensing for the American Veterinary Medical Association. He is a member and past president of the Nevada Veterinary Medical Association and the Western Veterinary Conference, as well as a member of the Clark County Veterinary Medical Association, the National Academy of Practitioners, the American Animal Hospital Association, and the Executive Board of the World Veterinary Association. Dr. Nave was also the chairman of the University of Missouri, College of Veterinary Medicine Development Committee. He was a member of the Nevada State Athletic Commission from 1988 to 1999 and served as its chairman from 1989 to 1992 and from 1994 to 1996. Dr. Nave is on the board of the privately-held company Station Casinos, Inc.
Class III Directors with Terms Expiring in 2011
     George J. Maloof, Jr. (age 44) has served as a director of the Company since April 2006. Mr. Maloof is the President of The Palms Casino Resort and has been responsible for the development and operation of hotels and casinos throughout the Southwest and in Las Vegas and North Las Vegas, Nevada, including Palms Place, a luxury condominium project. He has served as a director of First

National Bank of New Mexico and First Security Bank of Nevada. Mr. Maloof received a bachelor’s degree from the University of Nevada Las Vegas.
     John P. Sande, III (age 59) has been a director of the Company and Chairman of the Board of Directors for First Independent Bank of Nevada since April 2007 and September 1999, respectively. Mr. Sande is a partner at Jones Vargas, a prominent Nevada law firm specializing in administrative law, government relations and trust and estates, and is admitted to the state and federal courts in California and Nevada. He is a trustee of the William F. Harrah Trusts, serves as a director of Employers Holdings, Inc., and is a former director of Bank of America Nevada. Mr. Sande graduated with great distinction from Stanford University and has been named to its All Century Football Team. He received his Juris Doctor degree from Harvard University where he graduated cum laude.
     Robert G. Sarver (age 47) has been the President, Chairman and Chief Executive Officer of the Company since December 2002. He has served as Chairman of the Company’s Torrey Pines Bank subsidiary since May 2003. He also served as the Chief Executive Officer of Torrey Pines Bank from May 2003 until June 2006. Mr. Sarver organized and founded National Bank of Arizona in 1984 and served as President at the time of the sale of that bank in 1994 to Zions Bancorporation. Mr. Sarver was the lead investor and Chief Executive Officer of GB Bancorporation, the former parent company of Grossmont Bank, from 1995 to 1997. Mr. Sarver served as Chairman and Chief Executive Officer of California Bank and Trust and as an Executive Vice President with Zions Bancorporation from June 1998 to March 2001. He served as a director and credit committee member of Zions Bancorporation from 1995 to 2001. Mr. Sarver is a director and audit committee member of Skywest Airlines and a director of Meritage Homes Corporation. He is also the Managing Partner of the Phoenix Suns NBA basketball team and a member of the board of directors of the Sarver Heart Center at the University of Arizona.
     Donald D. Snyder (age 61) has served as a director of the Company and of Bank of Nevada since 1997. He had earlier served as a founding director of the entity created to charter Bank of Nevada and was one of its initial investors. Mr. Snyder is the Chairman of the Las Vegas Performing Arts Center Foundation. He also is a director of NV Energy (fka Sierra Pacific Resources), Perini Corporation, and Switch Communications Group, LLC. In 2008, Mr. Snyder resigned as director of Cash Systems, Inc. Mr. Snyder was the President of Boyd Gaming Corporation from January 1997 to March 2005, having joined the company’s board of directors in April 1996, and its management team in July 1996. Prior to that, he was president and chief executive officer of the Fremont Street Experience LLC, a private/public partnership formed to develop and operate a major redevelopment project in Downtown Las Vegas. Mr. Snyder was previously chairman of the board of directors and chief executive officer of First Interstate Bank of Nevada, then Nevada’s largest full-service bank, from 1987 through 1991. During his 22 years with First Interstate Bank from 1969 to 1991, Mr. Snyder served in various management positions in retail and corporate banking, as well as international and real estate banking. He has served and continues to serve on the boards of numerous industry and community organizations.
Director Independence
     The Company’s common stock is traded on the NYSE. The NYSE’s rules require that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under the NYSE’s rules, the Board of Directors must affirmatively determine that the director has no material relationship with the Company, including its subsidiaries, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company, and a director must satisfy all categorical standards relating to independence, as set forth in Section 303A of the NYSE Listed Company Manual.
     Of the 14 persons currently on the Board of Directors, including the Class I nominees, 12 have been determined by the Board to be independent under NYSE standards. The Board based these determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships, and on discussions with such directors.
     In previous years the Company did not consider Mr. A. Marshall independent because of the compensation Mr. A. Marshall received as Chairman of the Company’s subsidiary, Bank of Nevada. However, in April 2008, the Company’s independent directors conducted a comprehensive review of Mr. A. Marshall’s compensation arrangement and other relationships with the Company and its management, and determined Mr. A. Marshall has no material relationship with the Company, including its subsidiaries, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company or its subsidiaries. The independent directors determined that the compensation paid to Mr. Marshall from Bank of Nevada is solely related to his service as Chairman of that subsidiary, and does not qualify as direct compensation from the Company other than for director fees. Therefore, the Board determined Mr. A. Marshall is independent.
     In previous years the Company did not consider Mr. T. Marshall independent because of the compensation his father received as Chairman of the Company’s subsidiary, Bank of Nevada. In April 2008, the Company’s independent directors also conducted a comprehensive review of Mr. T. Marshall’s relationships with the Company and its management, and determined Mr. T. Marshall has no material relationship with the Company, including its subsidiaries, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company. Therefore, the Board determined Mr. T. Marshall is independent.
     Mr. Sarver is not considered independent because he has served as an executive officer of the Company and/or one of its banking subsidiaries (the “Banks”) within the last three years.
     Mr. Hilton is also not considered independent. In evaluating Mr. Hilton’s independence, the Board considered the fact that Mr. Hilton is a limited partner in at least one limited partnership controlled by Mr. Sarver that invests in commercial real estate. Further, Mr. Sarver is the managing partner of the entity which owns the Phoenix Suns NBA basketball team, and Mr. Hilton is a limited partner in the Phoenix Suns ownership group. Mr. Hilton is also chairman of the board and chief executive officer of Meritage Homes Corporation (“Meritage”), and Mr. Sarver is a member of the board of directors of Meritage and served on its compensation committee until February 2004. The Board of Directors concluded it is in the best interest of the Company’s stockholders that Mr. Hilton not be deemed an independent director.
Meetings of the Board of Directors
     The Board of Directors held eight meetings in 2008. Each director attended at least 75% of the Board meetings and meetings of committees on which he or she served in 2008. The Company invites and encourages all of its directors to attend the Company’s annual meetings of stockholders, and all of the directors attended the 2008 annual meeting of stockholders.
     Executive sessions of non-management directors (consisting of all directors other than Mr. Sarver) and independent directors’ sessions (consisting of all directors other than Mr. Sarver and Mr. Hilton) are regularly scheduled and held during the Company’s regular quarterly Board of Directors meetings. The non-management directors have selected Mr. Snyder as presiding independent director to lead their sessions.
Communication with the Board and its Committees
     Any stockholder or other interested person may communicate with the Board, a specified director, (including the presiding independent director), the non-management directors as a group, or a committee of the Board by directing correspondence to their attention, in care of the Corporate Secretary, Western Alliance Bancorporation, 2700 West Sahara Avenue, Las Vegas, Nevada 89102. Anyone who wishes to communicate with a specific Board member, the non-management directors only or a specific committee should send instructions asking that the material be forwarded to the applicable director, group of directors or the appropriate committee chairman. All communications so received from stockholders or other interested parties will be forwarded to the director or directors designated.
Committees of the Board of Directors
     As of December 31, 2008, the Company’s Board of Directors had four standing committees:
•	The Audit Committee;

•	The Compensation Committee;

•	The Nominating and Corporate Governance Committee; and

•	The Finance and Investment Committee.
Information with respect to these committees is listed in detail below.
     In January 2008, the Company disbanded the Credit Committee of the Board of Directors, with all of its functions and responsibilities being assumed by the full Board of Directors. The Board of Directors disbanded the Credit Committee because it determined that all members of the Board of Directors should be informed of credit issues facing the Company. The Company’s Chief Credit Officer makes regular reports to the full Board of Directors regarding the quality of the Company’s credit portfolios, the effectiveness and administration of the Company’s credit related policies, the Company’s loan portfolio composition, and the results of internal credit examinations.
     The Company may appoint additional, or modify existing, committees of the Board of Directors in the future, including for purposes of complying with all applicable corporate governance rules of the NYSE and applicable rules promulgated under the Emergency Economic Stabilization Act of 2008 as required pursuant to the American Recovery and Reinvestment Act of 2009. The Company’s committee structure and membership information are available in the Investors Relations section of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary.
Audit Committee
     The Company’s Audit Committee consists of five independent directors (Messrs. Beach, Mack, and Sande and Drs. Nagy and Nave). The Audit Committee held 15 meetings in 2008.
     Mr. Mack serves as the Audit Committee’s chairman and the Board of Directors has determined that Mr. Mack meets the NYSE standard of possessing accounting or related financial management expertise. Each member of the Audit Committee is “financially literate,” under NYSE listing standards and the Board of Directors has determined that Mr. Mack qualifies as an “audit committee financial expert” as defined by the SEC. For information regarding the qualifications of each member of the Audit Committee, please see the biographical information set forth above. The Audit Committee’s primary duties and responsibilities are to:
•	Serve as an independent and objective body and to otherwise assist the Board in its oversight of (a) the integrity of the Company’s financial statements and (b) the performance of the Company’s internal audit function, which may include oversight of outside firms that are contracted to provide internal audit and risk management services;

•	Be directly responsible for the appointment, compensation and oversight of any registered public accounting firm employed by the Company, or other firm, for the purpose of preparing or issuing an audit report or related work;

•	Be directly responsible for the appointment, compensation and oversight of any internal audit personnel, including any outside firms or persons that are contracted to provide internal audit and risk management services;

•	Pre-approve all auditing services and non-audit services provided to the Company by the independent auditor;

•	Prepare, or direct to be prepared, and review the report required by the proxy rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

•	Support an open avenue of communication among the independent auditor, financial and senior management, outside firms that are contracted to provide internal audit and risk management services, any employees of the Corporation who are involved in the Corporation’s internal audit function, and the Board;

•	Review the independent auditor’s qualifications and independence;

•	Assist the Board in its oversight of and review the Company’s compliance with regulatory requirements; and

•	Make regular reports to the Board.
     A copy of the Audit Committee charter, as amended in April 2007, is available in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary.
Compensation Committee
     As of December 31, 2008, the Company’s Compensation Committee consisted of three independent directors (Messrs. Snyder and Vecchione and Dr. Nave). Each member of the Compensation Committee is also an outside director for purposes of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”), and a non-employee director under the Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Snyder serves as the Compensation Committee’s chairman. The Board of Directors appointed Mr. A. Marshall to the Compensation Committee in January 2009. The Committee meets a minimum of four times per year and, in 2008, the Compensation Committee held six meetings.
     The Compensation Committee’s primary duties include:
•	Annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and recommending compensation levels for the CEO to the full Board;

•	Approving all base salaries and other compensation of the Company’s executive officers who are in a position to exercise discretionary judgment which can substantially influence the affairs of the Company;

•	Establishing a compensation philosophy for the Company with regard to salaries and other compensation of executive officers which considers business and financial objectives, compensation provided by comparable companies and/or such other information as may be deemed appropriate;

•	Administering and implementing the Company’s incentive compensation plans and equity compensation plans;

•	Assessing the desirability of, reviewing and recommending for approval new incentive compensation plans to the Board and equity-based plans and any increase in shares reserved for issuance under existing plans;

•	Retaining and terminating compensation consultants as necessary;

•	Annually reviewing and making recommendations to the Board with respect to the compensation of directors, including Board and committee retainers, meeting fees, equity compensation and other appropriate forms of compensation;

•	Annually preparing a report on executive compensation for inclusion in the Company’s annual meeting proxy statement; and

•	Reviewing the Company’s compliance with the executive compensation requirements of the Troubled Asset Relief Program (“TARP”) during the course of the Company’s participation in TARP.
     The Compensation Committee will also be tasked with reviewing compliance with the provisions of the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, and the rules and regulations that may be promulgated thereunder, that relate to executive compensation. See “Executive Compensation — Compensation Discussion and Analysis — Recent Regulatory Events Affecting Executive Compensation.”
     The Compensation Committee also has the authority to delegate its authority to subcommittees and individual members of the Compensation Committee as the Compensation Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Compensation Committee at its next regularly scheduled meeting. A copy of the Compensation Committee charter, as amended in January 2009, is available in the Governance Documents section of the Investors Relations page of the Company’s website at www.westernalliancebancorp or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary. Further information regarding the Compensation Committee can be found beginning on page 17 and 20 of this proxy statement, and the Compensation Committee report appears at page 32.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee (the “Governance Committee”) consists of three independent directors (Mr. Boyd, Dr. Nagy and Ms. Johnson). Mr. Boyd serves as chairman of the Governance Committee. The Governance Committee held three meetings in 2008. The Committee’s primary duties include:
•	Identifying individuals qualified to become members of the Company’s Board of Directors and recommending director candidates for election or re-election to the Board;

•	Considering and making recommendations to the Board regarding Board size and composition, committee composition and structure and procedures affecting directors;

•	Developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company, and reviewing such Guidelines on an at least annual basis;

•	Making recommendations to the Board about succession planning for the Chief Executive Officer; and

•	Overseeing the annual evaluation process for the Board.
     The Governance Committee also has the authority to delegate its authority to subcommittees and individual members of the Governance Committee as the Governance Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Committee at its next regularly scheduled meeting. A copy of the Governance Committee charter, as amended in April 2007, is available in the Governance Documents section of the Investors Relations page of the Company’s website at www.westernalliancebancorp or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary. See “Director Selection Process” for further information on the process by which directors are nominated for election to the Company’s Board.

Finance and Investment Committee
     The Finance and Investment Committee (the “Finance Committee”) consists of three directors (Messrs. Hilton, Snyder, and Vecchione). Mr. Vecchione serves as chairman of the Finance Committee. The Finance Committee held nine meetings in 2008. The Finance Committee is appointed by the Board of Directors to review strategies and oversee the effectiveness of financial risk management and investment activities at the Company and each of its subsidiaries. The Finance Committee’s duties include ensuring that:
•	Investments conform to policies and procedures and support the Company’s interest rate risk, capital and liquidity requirements;

•	Investments comply with regulatory restrictions and serve legal and legitimate purposes;

•	Investments are collectable and protect the interests of the Company’s depositors and stockholders;

•	Sufficient capital and liquidity is maintained for the Company’s operations; and

•	Additional sources of capital and liquidity are available should the need arise.
Compensation of Directors
     The following table provides information concerning the compensation of the Company’s non-employee directors for 2008. The Company does not pay directors who are also employees of the Company, or one or more of the subsidiary banks, additional compensation for their service as directors. Accordingly, this table does not include Mr. Sarver or Larry Woodrum, a former employee and director who resigned from the Board of Directors as of the 2008 annual meeting of stockholders. Non-employee directors receive annual retainers, fees for meeting attendance, and equity grants in the form of non-qualified stock options.
     Prior to July 1, 2008, non-employee directors were paid an annual retainer of $25,000, plus additional retainer amounts as follows: (1) $5,000 for the presiding independent director, (2) $10,000 for the Audit Committee chair, and (3) $5,000 for all other committee chairs. As of July 1, 2008, non-employee directors are paid an annual retainer of $30,000, plus additional retainer amounts as follows: (1) $15,000 for the presiding independent director, (2) $15,000 for the Audit Committee chair and Finance Committee chair, and (3) $5,000 for the Compensation Committee chair and Governance Committee chair. Annual retainers are paid in increments on a quarterly basis. Non-employee directors are also paid the following meeting fees: (1) $1,500 for Board meetings, (2) $1,500 for Audit Committee meetings, and (3) $750 for all other committee meetings. As of July 1, 2008, the meeting fees for members of the Finance Committee increased to $1,500.
     Prior to 2008, non-employee directors received a bi-annual stock option grant of 5,000 shares. Beginning in 2008, non-employee directors will receive annual stock option grants of 5,000 shares. In January 2008, instead of an option grant of 5,000 shares, the Compensation Committee recommended, and the Board approved, an increased award of 6,000 options for each non-employee director. The Compensation Committee recommended the award of 1,000 additional options in 2008 to more strongly align the interests of the directors with those of our stockholders. In addition to the 2008 option grant, Mr. Sande received 1,875 stock options for his service on the Company’s Board for nine months in 2007. The options were awarded on January 23, 2008, with an exercise price of $15.90, which was the closing price of the Company’s common stock on the date of the grant, and a grant date fair value per option of $5.07. The 2008 grant resulted in total compensation per director of $30,420, which is recorded over a four year vesting period, or $7,605 per year. Mr. Sande’s 2008 grant resulted in total compensation of $39,926, which is recorded over a four year vesting period, or $9,982 per year.

	Fees Earned or		Option	All Other
Name	Paid in Cash ($)		Awards ($) (1)	Compensation ($) (2)	Total ($)
Bruce Beach	41,000		25,299	0	66,289
William S. Boyd	29,750		25,299	0	55,049
Steven J. Hilton	33,500		25,299	0	58,799
Marianne Boyd Johnson	26,750		25,299	0	52,049
Cary Mack	49,750		26,265	0	76,015
George J. Maloof, Jr.	25,250		22,459	0	47,709
Arthur Marshall	26,500		25,299	50,000	101,799
Todd Marshall	25,250		25,299	0	50,549
M. Nafees Nagy, M.D.	41,000		25,299	0	66,299
James E. Nave	44,750		25,299	0	70,049
John P. Sande, III	42,500		9,150	0	51,650
Donald D. Snyder	48,000		25,299	0	73,299
Kenneth A. Vecchione	50,500	(3)	6,971	0	57,471

(1)	In accordance with SEC regulations, stock and option grants are valued at the grant date fair value computed in accordance with Statement of Financial Accounting Standards No. 123 (Revised), “Share-Based Payment” (“FAS 123R”). For stock options, the FAS 123R fair value per share is based on certain assumptions that are explained in note 14 to our audited financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2008. The table discloses this expense ratably over the vesting period, but without reduction for assumed forfeitures (as is done for financial reporting purposes). The table includes the ratable portion of grants made both in the current and in prior years. The Option Awards column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R for stock or options granted after our initial public offering in 2005 and in accordance with FAS 123 for stock or options granted prior to our initial public offering. Active directors were awarded 5,000 options on May 1, 2004 and April 16, 2006, with a grant date fair value per option of $2.84 and $12.39, respectively. The 2004 grant resulted in total compensation per director of $14,200 which is recorded over the five year vesting period, or $2,840 per year. The 2006 grant resulted in total compensation per director of $61,950 which is recorded over the four year vesting period, or $15,488 per year.

          As of December 31, 2008, each director had the following number of options outstanding:

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised Options	Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable
Bruce Beach	4,500	9,500
William S. Boyd	3,500	9,500
Steven J. Hilton	9,500	9,500
Marianne Boyd Johnson	9,500	9,500
Cary Mack	9,500	9,500
George J. Maloof, Jr.	2,500	8,500
Arthur Marshall	3,500	9,500
Todd Marshall	3,500	9,500
M. Nafees Nagy	9,500	9,500
James E. Nave	3,500	9,500
John P. Sande, III	0	7,875
Donald D. Snyder	9,500	9,500
Kenneth A. Vecchione	0	6,000
Complete beneficial ownership information of Company stock for each of our current directors is provided in this proxy statement under the heading, “Security Ownership of Management and Certain Beneficial Owners.”

(2)	The amount shown for Mr. A. Marshall includes a $50,000 annual fee he received in 2008 for serving as Chairman of the Board of Bank of Nevada.

(3)	Mr. Vecchione’s cash compensation includes fees earned after he joined the Board in November 2007, including a pro-rated retainer and meeting fees from November and December 2007.
Director Selection Process
     As noted above, one of the primary responsibilities of the Governance Committee is to assist the Board of Directors in identifying, and reviewing the qualifications of, prospective directors of the Company. The Board of Directors and the Governance Committee periodically review the appropriate size of the Board. In considering candidates for the Board of Directors, the Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Governance Committee-recommended nominee. The Governance Committee is guided by the following basic selection criteria for all nominees: independence, character and integrity, experience and understanding of strategy and policy-setting, reputation for working constructively with others and sufficient time to devote to board matters. The Governance Committee also gives consideration to diversity, age and experience and specialized expertise in the context of the needs of the Board of Directors as a whole.
     The Governance Committee will consider nominees for director recommended by stockholders. A stockholder wishing to recommend a director candidate for consideration by the Committee should send such recommendation to the Company’s Corporate Secretary at the address shown on the cover page of this proxy statement, who will then forward it to the Governance Committee. Any such recommendation should include the following minimum information for each director nominee: full name, address and telephone number, age, a description of the candidate’s qualifications for service on the Board of Directors (such as principal occupation during the past five years and current directorships on publicly held companies), the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and the number of shares of Company common stock owned, if any. A stockholder who wishes to nominate an individual as a director candidate at the annual meeting of stockholders, rather than recommend the individual to the Governance Committee as a nominee, must comply with certain advance notice requirements. See “Stockholder Proposals for the 2010 Annual Meeting” for more information on these procedures.
     If the Governance Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially own greater than 5% of the Company’s outstanding voting stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its proxy statement whether the Governance Committee chose to nominate the candidate, as well as certain other information.
     In addition to potential director nominees submitted by stockholders, the Governance Committee considers candidates submitted by directors, as well as self-nominations by directors and, from time to time, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying director candidates. The Governance Committee conducts an independent due diligence process to review potential director candidates and their individual qualifications, and all such candidates, including those submitted by stockholders, will be similarly evaluated by the Governance Committee using the Board membership criteria described above.
     Each nominee to be elected to the Board of Directors at this year’s Annual Meeting is a director standing for re-election. The Governance Committee and the Board of Directors believe that all of such nominees satisfy the above described director standards. Accordingly, all of such nominees were approved for re-election by the Board of Directors, based in part on the recommendation of the Governance Committee. With respect to this year’s Annual Meeting, no nominations for director were received from stockholders.
Audit Committee Report
     The Board of Directors of Western Alliance Bancorporation approved the charter of the Company’s Audit Committee on April 27, 2005, and approved amendments to the charter on April 18, 2007. The charter states that the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the Company’s financial reports and other financial information provided by the Company to governmental bodies (e.g., federal and state banking regulators, the Securities and Exchange Commission, and the Internal Revenue Service) or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, regulatory compliance and ethics that management and the Board of Directors have established; (iii) the Company’s internal audit function; and (iv) the Company’s auditing, accounting and financial reporting processes. The Audit Committee periodically reports on these and other pertinent matters that come before it to the Board of Directors.
     The following five directors are currently members of the Audit Committee: Mr. Cary Mack (Chairman), Mr. Bruce Beach, Dr. M. Nafees Nagy, Dr. James Nave, and Mr. John Sande, III. The Board of Directors has determined that each member of the Audit Committee satisfies the requirements of the applicable laws and regulations relative to the independence of Directors and Audit Committee members, including, without limitation, the requirements of the SEC and the listing standards of the NYSE. The Board of Directors has further determined, in its business judgment, that each member of the Audit Committee is “financially literate” under NYSE listing standards and that Cary Mack qualifies as an “audit committee financial expert” as defined by the SEC. During 2008, the Audit Committee met 15 times.
     While the Audit Committee has the duties and responsibilities set forth in the charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with accounting principles generally accepted in the United States of America (“GAAP”). Furthermore, it is not the duty of the Audit Committee to assure compliance with applicable laws, rules, and regulations. These are the duties and responsibilities of management, the Company’s independent registered public accounting firm, and others as described more fully below.
     Management is responsible for the Company’s financial reporting process, which includes the preparation of the Company’s financial statements in conformity with GAAP, and the design and operating effectiveness of a system of internal controls and procedures to provide compliance with accounting standards and applicable laws, rules, and regulations. Management is also responsible for bringing appropriate matters to the attention of the Audit Committee and for keeping the Audit Committee informed of matters which management believes require attention, guidance, resolution, or other actions. McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for expressing an opinion on the conformity of the Company’s audited financial statement with GAAP.
     During the year, the Audit Committee discussed with McGladrey & Pullen, LLP and the Company’s internal auditors, with and without management present, the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of the effectiveness of the Company’s internal controls and of the overall quality of the Company’s financial reporting.
     The Audit Committee reviewed and discussed the consolidated financial statements of the Company for the year ended December 31, 2008 with McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, and management. In addition, the Audit Committee discussed with McGladrey & Pullen, LLP those matters required to be discussed under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 and as currently in effect.
     McGladrey & Pullen, LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and the Committee discussed with McGladrey & Pullen, LLP any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence. In addition, the Audit Committee reviewed and approved the fees paid to McGladrey & Pullen, LLP for audit and non-audit related services.
     Based on the reviews and discussion referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.
Submitted by the Audit Committee
Cary Mack (Chairman)
Bruce Beach
Dr. Nafees Nagy
Dr. James E. Nave
John P. Sande, III
The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference with any previous or future filings by the Company under the Securities Act of 1933 or the Exchange Act except to the extent that the Company specifically incorporates this report therein by reference.

Compensation Committee Matters
The Committee’s Processes and Procedures
     The Compensation Committee currently consists of four independent directors (Messrs. A. Marshall, Snyder and Vecchione, and Dr. Nave). Each member of the Compensation Committee is also an outside director for purposes of Section 162(m) under the Code, and a non-employee director under Section 16 of the Exchange Act. Mr. Snyder serves as chairman of the Compensation Committee. The Board of Directors appointed Mr. A. Marshall to the Compensation Committee in January 2009. No member of the Compensation Committee is a current or former employee of the Company or any subsidiary. The Compensation Committee’s charter is reviewed no less than annually to ensure that the Compensation Committee is fulfilling its duties in aligning the Company’s executive compensation program with the creation of stockholder value. The Board of Directors adopted the Committee’s charter on April 27, 2005, and approved amendments to the charter on April 18, 2007 and January 20, 2009.
     The Compensation Committee reviews the compensation of members of the Company’s Executive Management Committee (the “EMC”) and approves final pay packages for all EMC members except for the CEO, whose compensation is recommended by the Compensation Committee and approved by the Board. The EMC consists of the CEO and certain senior officers of the Company and its operating subsidiaries. In evaluating and approving the compensation of EMC members, other than the CEO, the Compensation Committee receives input from the CEO and considers its own assessment of their performance as it has frequent exposure to these officers. Additionally, the Compensation Committee annually reviews and makes recommendations to the Board with respect to director compensation. Directors’ compensation is established by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee also reviews and approves the Company’s overall compensation philosophy and strategies.
     At its January 2008 meeting, the Compensation Committee took the following actions: (1) reviewed and approved the recommended restricted stock awards for new hires and existing employees; (2) reviewed and approved base salary increases for the 2008 fiscal year, and reviewed and approved annual bonus payouts, stock option grants and restricted stock grants for EMC members relating to the 2007 fiscal year; (3) approved the Company’s 2008 Annual Bonus Plan; (4) approved the Company continuing to match employees’ 401(k) contributions at the same level as prior years.
     At its February 2008 meeting, the Compensation Committee reviewed a draft of the Compensation Analysis and Discussion section for the annual proxy statement relating to the 2008 annual meeting of stockholders, and authorized the Compensation Committee Chairman to finalize the same.
     At its April 2008 meeting, the Compensation Committee took the following actions: (1) reviewed and approved restricted stock grants for new hires and existing employees; (2) reviewed and approved the financial and management goals used to evaluate Mr. Sarver’s 2008 performance; and (3) approved adjusted goals for the Company’s 2008 Annual Bonus Plan, including threshold and weighting adjustments, to reflect the operating environment.
     At the June 2008 meeting, the Compensation Committee reviewed and approved changes to the fees that are paid to non-executive directors, based on recommendation of The Hay Group, a compensation consultant that was retained by the Company.
     At the October 2008 meeting, the Compensation Committee took the following actions: (1) reviewed and approved restricted stock grants for new hires; (2) approved the salary increase of one member of the EMC; and (3) approved the recommended technical changes to the Company’s Nonqualified 401(k) Restoration Plan and the Company’s 2005 Stock Incentive Plan to ensure compliance with Internal Revenue Code Section 409A. At its December 2008 meeting, the Compensation Committee reviewed the Annual Bonus Plan estimated award for payouts in 2008, and reviewed a summary of restrictions on executive compensation that became applicable to the Company as a result of its participation in the Capital Purchase Program.

     The Compensation Committee’s charter provides the Compensation Committee with the sole authority and discretion to engage and terminate outside advisors to study and make recommendations regarding director or executive compensation matters, and has the sole authority to approve their fees and other retention terms. In 2008, the Compensation Committee selected and engaged The Hay Group as its consultant to advise it on director and executive compensation matters (the “Consultant”) as necessary. The Compensation Committee chair worked directly with the Consultant to determine the scope of the work needed to assist the Compensation Committee in its decision making processes. The Consultant attended Compensation Committee meetings as necessary to present and discuss market data and program design alternatives, and to provide advice and counsel regarding decisions facing the Compensation Committee.
     In 2008, the Compensation Committee engaged the Consultant to assist the Compensation Committee in making decisions regarding compensation for non-executive directors. The Consultant analyzed non-executive directors compensation information from the national market, the banking industry and a comparator group; presented its compensation analysis to the Committee; and recommended annual retainer increases and yearly awards of option grants. The Compensation Committee reviewed and approved the changes to non-executive directors’ compensation, as recommended.
     The chair of the Compensation Committee works with management to set individual meeting agenda for the Compensation Committee following an overall annual calendar of regular activities. The CEO and the Company’s Chief Administrative Officer (“CAO”) are the primary representatives of management who interact with the Compensation Committee and serve as liaisons between the Compensation Committee and Company management. These officers regularly attend Compensation Committee meetings, and provide input and recommendations on compensation matters, as discussed more fully in the Compensation Discussion and Analysis below. They work with other senior executives to develop and recommend compensation strategies and practices to the Compensation Committee for its review and approval, including the performance goals and weighting factors used in the Company’s annual bonus plan and base salary adjustments for specific officers. The CAO also works directly with the Consultant on a variety of Compensation Committee matters and provides administrative support and assistance to the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
     Messrs. Snyder and Vecchione and Dr. Nave were on the Compensation Committee during all of 2008. Each member of the Compensation Committee is an independent director under standards of the NYSE, is an outside director for purposes of Section 162(m) under the Code, and is a non-employee director under the Section 16 of the Exchange Act. No member of the Compensation Committee is a current or former officer or employee of the Company.
     Mr. Sarver, the Company’s President and Chief Executive Officer and a director, is a member of the board of directors of Meritage Homes Corporation. Mr. Sarver served on the compensation committee of Meritage until February 2004. Mr. Hilton, a director of the Company, is the chairman and chief executive officer of Meritage.
     At December 31, 2008, the Company’s executive officers, directors and principal stockholders (and their related interests) were indebted to the Banks in the aggregate amount of approximately $37.4 million. This amount was approximately 0.93% of total loans outstanding as of such date. All such loans are currently in good standing and are being paid in accordance with their terms. In addition to the loans in good standing, in September 2008 Alliance Bank of Arizona accepted property in satisfaction of a $4.7 million loan to MIME JV, LLC. MIME JV, LLC was a single asset limited liability company in which a subsidiary of Meritage Homes Corporation held a minority interest. Steven Hilton is the chairman and chief executive officer of Meritage Homes Corporation. All of the foregoing loans (i) were made in compliance with Regulation O promulgated by the Federal Reserve Board; (ii) were made in the ordinary course of business; (iii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and (iv) did not involve more than the normal risk of collectibility or present other unfavorable features.
EXECUTIVE COMPENSATION
Executive Officers
     Executive officers are appointed annually by the Board of Directors following the Annual Meeting of Stockholders. Information regarding each of the Company’s executive officers, other than Mr. Sarver, is set forth below. For information regarding Mr. Sarver, see “Corporate Governance — Board Composition — Class III Directors with Terms Expiring in 2011.” All ages are provided as of December 31, 2008.
     Gerald “Gary” Cady has been the Company’s Executive Vice President of Southern California Administration since May 2003. He has served as President of Torrey Pines Bank since May 2003 and as its Chief Executive Officer since June 2006. Mr. Cady was also a director of the Company from June 2003 to April 2005. Mr. Cady has 31 years of commercial banking experience, most recently as Senior Vice President and Regional Manager for California Bank and Trust in San Diego from August 1987 to February 2003. Mr. Cady is Chairman of Grossmont Hospital Corporation and a board member of Sharp HealthCare and the San Diego Symphony. Mr. Cady is 54.
     Duane Froeschle has been the Chief Credit Officer and an Executive Vice President of the Company and Vice Chairman of Alliance Bank of Arizona since 2002. Mr. Froeschle was the Chief Credit Officer of Alliance Bank of Arizona from 2002 to 2007. He is also a director of Western Alliance Equipment Finance. Mr. Froeschle has 33 years of experience in commercial banking. Prior to joining the Company, Mr. Froeschle held various positions with National Bank of Arizona from June 1987 to June 2002, including Chief Credit Officer from June 1997 to December 2001. Mr. Froeschle is 56.
     Dale Gibbons has been the Chief Financial Officer and an Executive Vice President of the Company since May 2003. He has been an Executive Vice President of Bank of Nevada since July 2004, and served as Bank of Nevada’s Chief Financial Officer from 2004 to 2007. He also has been a director of Premier Trust, Inc. since December 2003, a director of Miller/Russell & Associates since May 2004, and a director and treasurer of Western Alliance Equipment Finance since 2006. Mr. Gibbons has 27 years of experience in commercial banking, including serving as Chief Financial Officer and Secretary of the Board of Zions Bancorporation from August 1996 to June 2001. Prior to joining the Company, Mr. Gibbons undertook various consulting projects, including with the Company. From 1979 to 1996, Mr. Gibbons worked for First Interstate Bancorp in a variety of retail banking and financial management positions. Mr. Gibbons is 48.
     Arnold Grisham has been the Company’s Executive Vice President of Northern California Administration since December 2006 and has served as the President and Chief Executive Officer of Alta Alliance Bank since its opening in October 2006. From 2002 until 2006, he was Managing Partner of the Grisham Group LLC, an executive search firm he founded that specializes in serving the financial institutions industry. From 2001 to 2002, Mr. Grisham was Managing Director of Korn/Ferry International, an executive search business. From 1999 until 2001, he served as President and a director of CivicBank of Commerce and as its Chief Lending Officer and Chief Operating Officer. From 1981 until January 1999, Mr. Grisham served in various management positions at Wells Fargo Bank and its affiliates, including Senior Vice President of the Oakland Regional Commercial Banking Office, Executive Vice President of the East Bay Regional Commercial Banking Office, and Executive Vice President for the National Financial Services Division. Mr. Grisham is on the board of directors of the Children’s Hospital and Research Center in Oakland and the Federal Reserve Bank of San Francisco. Mr. Grisham is 62.
     Bruce Hendricks is President and CEO of Bank of Nevada and Executive Vice President of Southern Nevada Administration for Western Alliance. Mr. Hendricks was named President of Bank of

Nevada in 2007 and served as EVP/Regional President of the bank’s Sahara Regional Office since joining the bank in 2000. He began his career in 1969 in Las Vegas, and served as President/COO of American Bank of Commerce in Las Vegas and EVP/COO of First Security Bank of Nevada before joining Bank of Nevada. A graduate of University of Nevada Las Vegas, Mr. Hendricks is a past President of the UNLV Alumni Association and is active in local community organizations. Mr. Hendricks is 58.
     James Lundy has been the Executive Vice President of Arizona Administration and the President and Chief Executive Officer of Alliance Bank of Arizona since February 2003. Mr. Lundy was also a director of the Company from February 2003 to March 2005. From June 1991 to June 2002, Mr. Lundy served as Senior Vice President and Executive Vice President of National Bank of Arizona, and from December 2000 to June 2002, as Vice Chairman of National Bank of Arizona. Prior to that, Mr. Lundy oversaw National Bank of Arizona’s commercial banking function on a statewide basis, with direct responsibility for over $1 billion in commercial loan commitments, executive oversight of marketing and overall supervision of approximately 100 employees involved in commercial banking and marketing throughout Arizona. Mr. Lundy is 59.
     Linda Mahan has been the Executive Vice President of Operations for the Company since July 2004. In this capacity, Ms. Mahan oversees centralized operations and technology. From 1994 to July 2004, Ms. Mahan was Chief Financial Officer of Bank of Nevada. Ms. Mahan was controller of Sun State Bank, Las Vegas, Nevada from 1982 until 1994. Her responsibilities at Sun State included accounting, human resources, and bank operations for six branches. Ms. Mahan graduated from the Pacific Coast Banking School in 2003. She has been in banking since 1974. Ms. Mahan is 51.
     Grant Markham was a co-founder and has been the Chief Executive Officer of First Independent Bank of Nevada since the Bank’s inception in 1999. A northern Nevada resident for the past 49 years, and a graduate of the University of Nevada, Mr. Markham has more than 40 years in the Nevada banking industry. Professional and community involvement presently includes serving as a member of the Bank’s Board of Directors, past Board member and Chairman of the Nevada Banker’s Association, and past Board member and President of the Northern Nevada Branch of the Juvenile Diabetes Research Foundation. Mr. Markham is 61.
     Merrill S. Wall has been the Chief Administrative Officer and Executive Vice President of the Company since February 2005. Mr. Wall has 39 years of banking experience. He previously served as Executive Vice President and Director of Human Resources for Zions Bancorporation and its subsidiary, California Bank & Trust, from October 1998 to February 2005. From 1987 to 1998, Mr. Wall worked for H.F. Ahmanson/Home Savings of America as a senior executive managing both human resources and training corporate-wide. Mr. Wall also spent 17 years with First Interstate Bancorp in a variety of commercial, retail and administrative positions. Mr. Wall is 61.
Compensation Discussion and Analysis
Overview
     2008 was an extremely difficult year for all financial institutions, including the Company. Despite the challenges faced by the Company, the Company remains well capitalized and believes it performed well against its peers. Highlights relating to our executive compensation practices include the following:
•	The Company does not provide its executives golden parachutes or agree to employment contracts that are burdensome to the Company and its stockholders.

•	The Company does not encourage, allow or reimburse executives for excessive or luxury expenditures. Perquisites for executives are minimal and are reasonably related to business functions and responsibilities. Notably, the Company’s CEO has not requested Company reimbursement for any of his business related expenses in the last three fiscal years.

•	The Compensation Committee carefully reviews the performance of the named executive officers and EMC members, and makes compensation decisions based on who contributed to the value of the Company.

•	The Compensation Committee believes that the Company’s compensation strategy of linking a large percentage of overall executive compensation directly to Company and subsidiary performance worked as designed in 2008.

•	The Compensation Committee responded to changing conditions in the financial services industry by adjusting the weighting factors used to calculate the Company’s Annual Bonus Plan, and placing increased emphasis on liquidity and quality control.
     As discussed below, the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009 were recently enacted, and there is considerable uncertainty as to how the Treasury will implement the limits on executive compensation required by those statutes. We cannot predict how any such regulations will affect the Company’s compensation program generally or the compensation provided to named executive officers specifically. However the Company intends to comply with all such rules and regulations for as long as they are applicable to the Company.
Named Executive Officers
     As used in this proxy statement, the term “named executive officers,” or “NEOs,” includes: (i) Robert Sarver, the Company’s Chief Executive Officer, and Dale Gibbons, the Company’s Chief Financial Officer (“CFO”), and (ii) the Company’s three other most highly compensated executive officers who earned more than $100,000 in salary and bonus during the Company’s last fiscal year. In 2008, the other three NEOs were the Merrill Wall, the Company’s CAO, Gerald Cady, the Company’s Executive Vice President of Southern California Administration (“EVP-CA”), and Bruce Hendricks, the Company’s Executive Vice President of Southern Nevada Administration (“EVP-NV”).
Compensation Philosophy
     The Company’s compensation program is intended to provide the NEOs with total compensation that is competitive with comparable employers in the financial services industry and to closely align executive compensation with both the Company’s short-term and long-term performance, while at the same time complying with applicable regulatory requirements. To that end, the compensation program for the NEOs focuses on annual and long-term strategic and operational goals, with the potential for a majority of each officer’s annual compensation to be earned through incentive variable compensation. The program is designed so that a substantial percentage of an executive’s total compensation opportunity is directly related to the Company’s stock performance and other financial metrics that the Company believes ultimately influence, and increase, long-term shareholder value. The Company’s compensation program also is designed to enable it to recruit and retain the executive talent required to successfully manage the Company.
Recent Regulatory Events Affecting Executive Compensation
     The Emergency Economic Stabilization Act of 2008 (“EESA” or the “financial stability legislation”) was enacted on October 3, 2008 to create TARP, which provides authority for the Treasury to purchase and insure certain types of troubled assets, and for other purposes. On October 14, 2008, the Treasury announced some of the details of TARP.
     One component of TARP is a generally available capital access program known as the Capital Purchase Program (“CPP”) under which a financial institution may issue preferred shares and warrants to purchase shares of its common stock to the Treasury, subject to certain conditions. The goal of the CPP is to help stabilize the financial system as a whole and ensure the availability of credit necessary for the country’s economic recovery. On November 21, 2008, as part of the CPP, the Company sold to the Treasury (i) 140,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series

A, par value $0.0001 per share, having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”) and (ii) a ten-year warrant to purchase up to 1,574,213 shares of the Company’s common stock, par value $0.0001 per share, at an initial exercise price of $13.34 per share (the “Warrant”), for an aggregate purchase price of $140 million. All of the proceeds from the sale of the Series A Preferred Stock were treated as Tier 1 capital for regulatory purposes. For additional information regarding the terms of the Series A Preferred Stock and the Warrant, please see the notes to our financial statements and other filings we have made with the SEC.
     In connection with the investment by the Treasury, the Company agreed that, until such time as the Treasury does not own any debt or equity securities of the Company or the Warrant, the Company will take all necessary action to ensure that its benefit plans applicable to its senior executive officers comply with Section 111(b) of EESA as implemented by any guidance or regulation under EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with EESA. Additionally, the Treasury requested James Lundy, Duane Froeschle, Robert G. Sarver, Merrill S. Wall, Bruce Hendricks, Dale Gibbons and Gerald Cady (the “2007-2008 SEOs”), to execute waivers voluntarily waiving any claim against the Treasury or the Company for any changes to the 2007-2008 SEOs’ compensation or benefits that are required to comply with the regulations issued by the Treasury under the Capital Purchase Plan as published in the Federal Register on October 20, 2008 and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the Capital Purchase Program.
     On February 4, 2009, the Treasury announced new restrictions on executive compensation for institutions receiving financial assistance under TARP on or after February 4, 2009, and for TARP participants that received exceptional assistance (the “February 4 Treasury Guidance”), which does not include the Company. Regulations relating to the February 4 Treasury Guidance have not been issued as of the date of this proxy statement.
     On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “stimulus bill” or “ARRA”). The final version of the stimulus bill amended the executive compensation provisions of Section 111 of EESA to set forth new restrictions on executive compensation paid by financial institutions participating in TARP. Unlike the executive compensation restrictions announced in the February 4 Treasury Guidance, the limits on executive compensation in the stimulus bill apply to any entity that has received or will receive future financial assistance under TARP, with no distinction among financial assistance programs. ARRA expands on, and in some cases conflicts with, the February 4 Treasury Guidance, and raises numerous issues that need to be addressed in future regulations to be issued by Treasury and the SEC, as required under ARRA.
     ARRA requires the Treasury to issue regulations implementing certain limitations on executive compensation. Although ARRA does not establish a timeline for the issuance of those regulations, the Treasury has indicated it will issue regulations in the near term. The Treasury may, but is not required to, follow the public notice and comment process for any regulations it promulgates under ARRA. Given the timing of the enactment of ARRA, its inconsistencies with the February 4 Treasury Guidance, and the ambiguities in ARRA, the Company is unable at this time to determine how the executive compensation provisions of the stimulus bill will effect or apply to its compensation arrangements. Once provisions of the stimulus bill have been clarified (with future regulation or guidance), the Company intends to comply with all of the applicable provisions of the stimulus bill.
     Set forth below is a summary of certain of the new executive compensation restrictions in the stimulus bill. However, the stimulus bill allows TARP participants to repay the funds they received pursuant to TARP. If the TARP funds are repaid in full, the financial institution would no longer be subject to the executive compensation restrictions in the stimulus bill or in the February 4 Treasury Guidance, if applicable.
     Prohibition on Bonuses, Retention Awards and Incentive Compensation. The stimulus bill prohibits the payment or accrual of any bonus, retention award or incentive compensation to certain employees, except for the payment of long term restricted stock, provided that such restricted stock: (1) does not fully vest during the period in which any TARP financial obligation remains outstanding; (2) has a value less than one-third of the total amount of annual compensation; and (3) is subject to such other terms and conditions as the Secretary of the Treasury determines to be in the public interest. This prohibition applies to the Company’s five most highly compensated employees. This restriction does not apply to any bonus payment required to be paid pursuant to a written employment contract executed on or before February 11, 2009. The stimulus bill does not define, and there is no guidance on what constitutes, “bonuses, retention awards and incentive compensation,” and the stimulus bill does not explain how to value various items, such as equity compensation, indirect compensation such as benefits and taxes, when assessing the one-third limit on restricted stock awards.
     Review of Prior Bonuses, Retention Awards and Incentive Compensation. The stimulus bill authorizes the Secretary of the Treasury to review bonuses, retention awards and other compensation paid to the top five senior executive officers, and the next 20 most highly compensated employees of any financial institution that has received funds from TARP prior to the enactment of the stimulus bill, to determine whether any such compensation paid was inconsistent with the intent of the compensation restrictions under TARP or the stimulus bill. If the Secretary of the Treasury determines any compensation is inconsistent, the Secretary of the Treasury is required to negotiate with the TARP recipient and the subject employees to provide for appropriate reimbursement to the federal government.
     Shareholder Say on Pay Vote. Under ARRA, for so long as any equity or debt securities that were issued to the Treasury by a TARP participant remain outstanding, a TARP participant must provide its stockholders with an annual advisory “say on pay” vote on executive compensation that is non-binding on the TARP participant and its board of directors. ARRA requires the SEC to issued final regulations regarding this vote within one year after the date of enactment. On February 23, 2009, the SEC issued guidance in the form of a compliance and disclosure interpretation that effectively required companies that received TARP funds to include the non-binding advisory vote on executive compensation in their proxy statements relating to their 2009 annual meetings of stockholders. The Company has included a non-binding advisory vote on executive compensation this year for its stockholders to consider (Item 3). The Company is continuing to evaluate whether and the extent to which its compensation programs comply with the requirements of ARRA, and the Company may make changes to its compensation programs to ensure such compliance, regardless of the outcome of this year’s non-binding advisory vote on executive compensation.
     Clawback of Bonuses, Retention Awards and Incentive Compensation. ARRA provides for recovery by a financial institution that has received TARP funds of any bonus, retention award or incentive compensation paid to its top five senior executive officers and any of its next 20 most highly compensated employees that was paid based on statements of earnings, revenues, gains or other criteria which are later found to be materially inaccurate. Each of the 2007-2008 SEOs contractually agreed to abide by this provision prior to the Company receiving funds pursuant to the Capital Purchase Program. It is unclear whether the Treasury will issue any regulations or guidance to clarify how this clawback requirement will be applied to the next 20 most highly compensated employees.
     Prohibition on Golden Parachute Payments. The stimulus bill prohibits a financial institution from making any golden parachute payment to any of its five senior executive officers and its next five most highly compensated employees. A “golden parachute payment” is defined as any payment made upon departure from the financial institution for any reason, except for payments for services performed or benefits accrued. This prohibition is broader than the original EESA restrictions the Company and its senior executives contractually agreed to as part of the Capital Purchase Program. Even prior to participating in the Capital Purchase Program, the Company’s practice has been not to provide golden parachutes to its executives or employees.
     Compensation Committee; Prohibition on “Encouraging” Earnings Manipulation. The stimulus bill requires each TARP recipient that received $25 million or more in TARP funds to establish a compensation committee comprised entirely of independent directors for the purpose of reviewing employee compensation plans, and requires the committee to meet at least semi-annually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to the TARP recipient from such plans. In addition, the compensation committee and/or senior management is required to review compensation plans of the financial institution to determine whether they encourage manipulation of the financial institution’s earnings. Any compensation plans that encourage such manipulation are prohibited. The stimulus bill does not set forth the independence standards for the members of the compensation committee, such as the independence requirements under SEC rules, exchange listing requirements, Section 162(m) of the Code or any other standard to be established by the Treasury. Each member of the Company’s Compensation Committee is an independent director under standards of the NYSE, is an outside director for purposes of Section 162(m) under the Code, and is a non-employee director under the Section 16 of the Exchange Act. In January 2009, the Compensation Committee met with the Company’s senior risk officers and performed a risk review of the Company’s employee compensation plans. The Compensation Committee’s conclusions are included in its report, which appears at the end of the Compensation Discussion & Analysis.
     Luxury Policy. Under the stimulus bill, a TARP participant’s board of directors must establish a company-wide policy on excessive or luxury expenditures, including entertainment, office renovations, transportation services and other unreasonable expenditures. This policy is required to be posted on a financial institution’s website. The Treasury is required to establish, presumably by regulation or guidance, what types of expenditures are considered “excessive” or “luxuries.” As a result, the Company is currently uncertain which types of expenditures must be addressed in this policy. The Company’s practice has been not to pay luxury expenses and intends to adopt a luxury policy once the Treasury has provided guidance on these issues.
     Compliance Certification. The regulations promulgated under EESA require the compensation committee of a financial institution to certify that it reviewed the institution’s incentive compensation plans with the financial institution’s senior risk officers, and made reasonable efforts to ensure such arrangements do not encourage unnecessary or excessive risks that threaten the value of the financial institution. The February 4 Treasury Guidance states that chief executive officers of companies receiving any form of government assistance must provide certification that the companies have strictly complied with statutory, Treasury, and contractual executive compensation restrictions. The February 4 Treasury Guidance further requires compensation committees of those companies to provide an explanation of how their senior executive compensation arrangements do not encourage excessive and unnecessary risk-taking. The stimulus bill amends EESA to require a financial institution’s chief executive officer and chief financial officer to annually certify that the financial institution is in compliance with the compensation requirements of the stimulus bill. Because the Treasury has not promulgated rules based on the ARRA, the Company has certified its compliance with EESA in the Compensation Discussion & Analysis and Compensation Committee Report included herein.
     In addition to the requirements outlined above, ARRA adopts and continues two requirements from EESA, essentially unchanged:
     Annual Deduction Limit. ARRA, similar to EESA, prohibits any TARP participant from deducting annual compensation paid to any of its top five senior executive officers in excess of $500,000 under Section 162(m)(5) of the Code. The Company contractually agreed to abide by EESA and Treasury requirements limiting its tax deduction for compensation paid to any of the 2007-2008 SEOs to $500,000 annually. Prior to EESA, certain performance based compensation paid under shareholder approved plans did not count toward such deduction limit. EESA and Code Section 162(m)(5) eliminate that exclusion for the Company.
     No Unnecessary and Excessive Risk Taking. The stimulus bill requires the Treasury to implement regulations that prohibit a financial institution that is a TARP participant from having compensation programs that encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the financial institution. The Treasury implemented this requirement under EESA by requiring annual reviews by a financial institution’s compensation committee and certification that the financial institution’s incentive compensation arrangements do not encourage unnecessary and excessive risk. ARRA requires the compensation committee to meet at least semiannually. We cannot predict how the Treasury will implement this restriction under ARRA.
     As noted above, ARRA requires both the Treasury and the SEC to issue rules to implement these new executive compensation restrictions. The Company, its Board of Directors and its Compensation Committee will consider these new limitations, prohibitions and restrictions on executive compensation and determine how they impact the Company’s executive compensatory arrangements and make modifications as necessary or advisable.
Avoiding Unnecessary and Excessive Risk
     On January 20, 2009, the Compensation Committee met with the Company’s Director of Risk Management, CFO and corporate counsel to discuss the incentive compensation arrangements for NEOs and determine whether such arrangements encourage the NEOs to take unnecessary and excessive risks that threaten the value of the Company. The Director of Risk Management provided the Compensation Committee an overview of the credit, market, liquidity, operational, legal and reputational risks currently facing the Company; and presented the Compensation Committee with a risk level assessment for each of the Company’s core business and resource management processes. The CFO discussed his view of the long-term and short-term risks, including loan risks, facing the Company.
     The Compensation Committee determined the long-term equity incentive component of compensation does not encourage unnecessary or excessive risk with the potential to threaten the value of the Company because stock options are priced pursuant to the fair market value on the date of the award, and vest over a period of four years. Therefore, the price per share of Company stock must increase over a full four year period in order for an NEO to realize the full benefit of a stock option award. The Compensation Committee determined that such long term equity rewards encourage NEOs to take actions that support the Company’s sustainable growth and profitability, and do not reward unnecessary and excessive risk-taking.
     The Compensation Committee determined that the annual bonus plan is the only incentive compensation arrangement with the potential to threaten the value of the Company by encouraging unnecessary and excessive risk taking by NEOs. The Compensation Committee then discussed its efforts to mitigate that risk, such as making yearly adjustments to the weighting factors used to calculate annual bonuses. As an example, in 2008, the Compensation Committee determined that conditions in the financial services industry justified increasing the weight of deposit growth from 20% to 25% and quality control from 10% to 30%, and decreasing the weight of earnings per share from 50% to 35% and loan growth from 20% to 10%, as discussed in the Annual Bonus Plan section beginning on page 28. The weighting given to quality control includes an assessment of the Company’s performance in regulatory exams, internal audits and overall credit quality. The Compensation Committee intended for such an adjustment to encourage NEOs and other Company employees to concentrate on increasing capital and improving liquidity and asset quality for the Company. Therefore, pursuant to its review of the NEO compensation arrangements with the Company’s senior risk officers, the Compensation Committee determined that such arrangements do not encourage the NEOs to take unnecessary and excessive risks that threaten the value of the Company.

Benchmarking of Compensation
     In benchmarking the compensation paid to our NEOs, the Compensation Committee considers base salary, annual incentive targets and actual awards, and the value of long-term incentive awards. In 2008 and 2009, the Compensation Committee relied primarily on compensation data it collected in 2007. The Compensation Committee determined updated benchmarking information was unnecessary in 2008 and 2009 because the Company continued to perform its core functions effectively despite the unprecedented turmoil in the industry, and no significant adjustments to compensation were recommended during the annual compensation review.
     In 2007, the Company targeted base salary for NEOs at approximately the median of the market and variable compensation at or above the median when the Company meets its performance objectives. The Committee established the CEO’s target annual incentive opportunity (both cash and equity) so that his target total direct compensation, or “TDC,” (base salary, annual cash incentive (bonus), and annual equity grant) was approximately at the median of the Peer Group (defined below).
     The Peer Group is a comparator group of 14 comparable banking organizations the Company used, in consultation with the Consultant, to analyze the EMC’s compensation as compared to market practices. The Company believes the Peer Group is representative of those companies with which the Company competes for executive talent. The members of the Peer Group used in 2007 were:
•	Cathay General Bancorp

•	UMB Financial Corp.

•	Greater Bay Bancorp

•	CVB Financial Corp.

•	Fremont General Corp.

•	First Community Bancorp (CA)

•	First Republic Bank

•	Umpqua Holdings Corp.

•	Hammi Financial Corp

•	SVB Financial Group

•	Boston Private Financial Holdings, Inc.

•	UCBH Holdings, Inc

•	Pacific Capital Bancorp

•	WestAmerica Bancorporation
     During the 2007 benchmarking process, the Compensation Committee relied primarily on compensation information from 2007 SEC filings of companies included within our Peer Group to benchmark the cash and equity compensation levels, and to compare executive benefit and perquisite programs. To supplement this information for NEOs for whom there were fewer direct Peer Group comparisons based on job title and responsibilities, the Consultant made recommendations to the Compensation Committee based on two secondary sources of market compensation data: (1) the Consultant’s 2006 Executive Compensation Report, representing 496 parent organizations and 626 independent operating units of U.S. based companies; and (2) Watson Wyatt’s executive survey, consisting of data collected from 195 unique organizations and comprised of data on 1,692 incumbents in the financial services industry. The Company’s executives were matched to the data by title and a point system reflecting job content.
Clawback Policy
     In connection with the Company’s participation in the Capital Purchase Program, each of the 2007-2008 SEOs, consisting of James Lundy, Duane Froeschle, Robert G. Sarver, Merrill S. Wall, Bruce Hendricks, Dale Gibbons and Gerald Cady, executed waivers voluntarily waiving any claim against Treasury or the Company for any changes to the 2007-2008 SEOs’ compensation or benefits that are required to comply with the regulations issued by Treasury under the Capital Purchase Program as published in the Federal Register on October 20, 2008 and acknowledging that the regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements as they relate to the period Treasury holds any equity or debt securities of the Company acquired through the Capital Purchase Program.
     ARRA provides for recovery by a financial institution that has received TARP funds of any bonus, retention award or incentive compensation paid to its top five senior executive officers and any of its next 20 most highly compensated employees that were paid based on statements of earnings, revenues, gains or other criteria which are later found to be materially inaccurate. It is unclear whether the Treasury will issue any regulations or guidance to clarify how this recovery, or clawback, requirement will be applied with respect to inaccuracies in a financial institution’s financial statements, such as whether the applicable employee has to contribute to the inaccuracies or not. We are evaluating the extent to which we are required under ARRA to institute additional, or modify existing, clawback policies.
Elements of Executive Compensation
     The elements of the Company’s compensation program for NEOs during 2008 consisted of annual base salary, plus variable compensation in the form of both annual cash incentive payments (annual bonus plan) and long-term equity incentive compensation (grants of time-based nonqualified stock options). The Company also provided the NEOs with standard benefits and very limited perquisites.
     As discussed above, we are evaluating the extent to which our compensation programs and elements thereof must be modified to comply with EESA, ARRA, and the rules, regulations and guidelines that have been and may be issued thereunder.
Annual Base Salary
     The Company views a competitive annual base salary as an important factor in attracting and retaining executive talent. Annual base salaries also serve as the foundation for the annual cash incentive plan, which expresses an NEO’s bonus opportunity as a percentage of his or her annual base salary. Long-term equity incentive compensation is not directly linked to annual base salary. While annual base salary levels and potential increases are typically directly linked to executive performance, the Compensation Committee historically has considered the Company’s financial performance as the principal factor in evaluating proposed salary budgets and increases, and this was the same in 2008.
     The Board of Directors determines the base salary for the CEO after reviewing the Compensation Committee’s recommendations and analyses. The Compensation Committee determines the base salary for other members of the EMC (including the NEOs) after considering input from the CEO regarding the performance of each member and making its own assessments regarding their individual performance, experience and other factors. In establishing 2008 base salary levels for EMC members, the Compensation Committee also considered both internal equity and external competitiveness, as discussed above.
     Because the Company’s executive compensation program is focused primarily on variable incentive compensation, in 2007, the Compensation Committee targeted the CEO’s base salary at the median of the Peer Group, representing approximately one-third of his target TDC. At the CEO’s request, he did not receive a base salary increase in 2008, and will not receive a base salary increase in 2009.
     For NEOs other than the CEO, the CEO recommends base salary increases to the Compensation Committee based upon individual and Company performance. The Compensation Committee reviews the CEO’s recommendations and such other information that it deems appropriate. The Company targeted the base salaries of the remaining NEOs at the 2007 market median for comparable jobs based on the benchmarking process described above. The base salary for each NEO (other than the CEO) generally represents less than 50% of his or her target TDC.
     In 2008, the CEO did not recommend a base salary increase for the CFO because his salary increase in 2007 placed him in the 70th percentile of the Peer Group’s 2007 compensation data. The CEO did not recommend a base salary increase for the CAO in 2008 because Company performance did not justify across-the-board increases, and the CAO’s responsibilities did not change significantly from 2007. The CAO’s base salary was slightly above the 2007 median for comparable positions based on the Consultant’s market data. The CEO recommended, and the Compensation Committee approved, a base salary increase of 4.6% for the EVP-CA in 2008, which placed his base salary approximately 10% below the median for comparable positions based on the Consultant’s 2007 market data. The CEO recommended an increase in salary for the EVP-CA because of the exceptional performance of the Torrey Pines Bank subsidiary in the current market conditions, and to bring his base salary closer to the median for comparable positions. Finally, the CEO recommended, and the Compensation Committee approved, a base salary increase of 20.5% for the EVP-NV in 2008, which placed his base salary slightly above the median for comparable positions based on the Consultant’s 2007 market data. The significant base salary increase for the EVP-NV also correlated to his assumption of greater responsibilities as the President and CEO of Bank of Nevada, the Company’s largest bank subsidiary.
     For 2009, the CEO recommended a $5,000 base salary increase for the CAO based on his individual performance in 2008; and a $15,000 base salary increase for the EVP-CA due to the continuing success of the Torrey Pines Bank subsidiary despite the challenging market conditions. The CEO did not recommend a base salary increase for the CFO or the EVP-NV. The Compensation Committee reviewed and approved the CEO’s 2009 base salary recommendations.
Annual Cash Incentive Compensation (Annual Bonus Plan)
     The annual cash incentive compensation element for the NEOs and other EMC members is their participation in the Western Alliance Bancorporation Annual Bonus Plan (the “Annual Bonus Plan”). The Annual Bonus Plan establishes the potential for an annual cash award for the Company’s employees, and is designed and intended to motivate and retain qualified employees. We are currently evaluating the extent to which the Annual Bonus Plan must be modified to comply with EESA, ARRA, and the rules, regulations and guidelines that have been and may be issued thereunder.
     The Annual Bonus Plan calls for a cash bonus to be paid to all eligible employees based on the Company’s annual financial performance relative to pre-established targets for key financial metrics, and on a subjective quality control assessment by the CEO, which is subject to Compensation Committee review and approval. The Company sets the incentive plan targets to be “stretch” goals, which most of the Company’s business units performing to plan should be able to achieve. The threshold is set to reward achieving the majority of expectations and the upside opportunity requires superior results.
     Each fiscal year the Compensation Committee approves an incentive matrix that details the relationship between performance on the financial metrics and bonus payout as a percent of target. The Compensation Committee approves a range of bonus payout percentages that apply depending on the whether the Company meets, exceeds or falls short of the approved goal. The incentive matrix establishes both thresholds (minimum acceptable performance levels to generate a payout) and target performance levels for each metric based on the degree of difficulty in achieving the Company’s goals. The incentive matrix outlines a minimum level of performance below which no bonus will be paid and the relationship among the metrics that will generate payouts at or above target.
     For the CEO, CFO and CAO, the 2008 bonus was determined based on the following Company-wide criteria and weighting factors:

• Earnings Per Share	35%
• Organic Loan Growth	10%
• Organic Deposit Growth	25%
• Quality Control	30%

     These metrics, and the weight placed on each of them, reflect the Company’s combined goals of increasing shareholder value while maintaining safety and soundness in turbulent times, as discussed in “Avoiding Unnecessary and Excessive Risk” above. Increased weighting for deposits and quality control reflect the Company’s emphasis on ensuring liquidity and high-quality business practices. The Compensation Committee reviews the weighting of each component of the Annual Bonus Plan on an annual basis to ensure the bonus plan properly reflects the Company’s current goals and priorities.
     In 2008, the Company’s 2008 earnings per share target was $1.44. The Company’s 2008 targets for loan and deposit growth were $499 million and $518 million, respectively. The Company reported diluted net operating loss per share of $0.06 (excluding securities impairment charges, net mark-to-market gains and non-cash goodwill impairment charges) and loan and deposit growth of $463 million and $105 million, respectively. With respect to the quality control criterion, the 30% is measured pursuant to the Company’s performance in regulatory exams (weighted at 10%), internal audits (weighted at 10%) and overall credit quality (weighted at 10%).
     Because they serve as chief executive officers of the Company’s Bank of Nevada (“BON”) and Torrey Pines Bank (“TPB”) subsidiaries, respectively, the 2008 bonus payouts for the EVP-NV and EVP-CA were based primarily on the performance of their operating units. For 2008, the following criteria and weighting factors applied to these officers:

• Earnings Per Share (Company)	10%
• Net Income (Subsidiary)	25%
• Organic Loan Growth (Subsidiary)	10%
• Organic Deposit Growth (Subsidiary)	25%
• Quality Control (Subsidiary)	30%
     The 2008 earnings per share targets for BON and TPB were identical to that of the Company. The Company includes Net Income as a component of its subsidiary banks’ bonus plans because net income is a direct measure of each unit’s financial performance over which executive officers of the unit have significant control on a year-to-year basis. BON’s 2008 target for net income was $38.7 million, and its targets for loan and deposit growth were $188 million and $171 million, respectively. TPB’s 2008 target for net income was $5.56 million, and its targets for loan and deposit growth were $91 million and $116 million, respectively.
     For 2009, the Compensation Committee approved adjustments to the above weighting factors by reducing loan growth to 0% and increasing deposit growth to 35%. The weight for quality control will remain 30%. For the Company, the weight for Earnings Per Share will remain 35%, and the weight for Earnings Per Share and Net Income for the bank subsidiaries will remain 10% and 25%, respectively. These adjustments reflect the Company’s priorities and objectives during the current economic downturn. While the Company will continue to provide loans to qualified borrowers, the Compensation Committee believes that it is in the long-term interest of the Company and its shareholders to focus incentive compensation on increasing earnings per share, high quality performance in all areas, and growing deposit balances.
     Annual incentive compensation targets under the Annual Bonus Plan are expressed as a percentage of annual base salary. The 2008 target bonus for the CEO was 100% of his annual salary. For all other the NEOs the target bonus was 50% of their annual salary. NEO bonuses for 2008 were paid in February 2009 and are set forth in the Summary Compensation Table and Grants of Plan Based Awards Table appearing at pages 32 and 34 below. Due primarily to challenging industry and economic conditions, but offset by positive performance in organic loan growth and quality control, the Company and BON only achieved 31% and 15%, respectively, of their overall bonus goals in 2008. As a consequence, the CAO’s and EVP-NV’s bonuses were substantially below target. The CEO and CFO agreed to forego any bonus payout they otherwise would have received for 2008 under the standard payout formula, due to the current economic climate and securities losses experienced by the Company in 2008. TPB, on the other hand, achieved 86% of its overall bonus goals, and its performance produced a significantly higher bonus payout for the EVP-CA, though still below target. As discussed above, we are currently evaluating the extent to which the Annual Bonus Plan must be modified to comply with EESA, ARRA, and the rules and regulations that have been and may be promulgated thereunder.
Long-Term Equity Incentive Compensation
     The Company considers long-term equity incentive compensation critical to the alignment of executive compensation with stockholder value creation and an integral part of the Company’s overall executive compensation program. In 2006, the Company changed its approach to providing long-term equity incentive compensation by offering stock options only to the EMC members, which includes all of the NEOs, and instead granting shares of restricted stock to all other eligible officers. Prior to 2006, the Company’s long-term equity incentive plan included stock options for all eligible officers. We believe stock options provide a greater opportunity for a senior officer to grow his or her net worth in line with corporate performance, while restricted shares support the Company’s goal of providing less senior officers with an ownership position in the Company and encouraging their long-term retention. These changes were made both to align long-term equity incentive compensation levels with the Company’s overall compensation philosophy and to provide participants with programs that are more consistent with their level of impact on the Company’s business. The Company will change this practice as necessary to comply with ARRA requirements.
     Because the value that may be earned through stock options is dependent upon an increase in the value of the Company’s stock price, the Compensation Committee views nonqualified stock option grants as a critical link between management wealth accumulation and stockholder value creation. In addition, because options vest in equal increments over four years, the Company believes that these grants also promote retention of our EMC members. Pursuant to our equity plan, stock options may not be granted at less than 100% of fair market value on the date of grant. Fair market value is determined as the closing price of the Company’s common stock on the grant date.
     The Compensation Committee approves annual option grants at its January meeting, except with respect to the CEO, whose annual grant generally is approved by the Board of Directors at its January meeting. The grant date for the annual stock option grant generally is set as the day after the date the Company issues its earnings release for the prior fiscal year. Setting the grant date as the day after the earnings release ensures that the pricing of options does not take advantage of nonpublic information by allowing a full day for the market to react to the information contained in the release.
     In 2008, the CEO recommended to the Compensation Committee that the NEOs receive stock option grants in the following amounts: 24,000 shares for the CFO; 20,000 shares for the EVP-NV; and 15,000 shares for the CAO and EVP-CA. The Compensation Committee reviewed and approved stock option grants in the recommended amounts because the stock options encourage the Company’s EMC members to participate in growing the long-term value of the Company. The Compensation Committee recommended to the Board of Directors that the CEO receive a stock option grant in the amount of 60,000 shares, which the Board approved because stock options are a significant component of the CEO’s compensation and have value only to the extent that our stock price increases over the level at the time of the grant.
     For 2009, the CEO recommended to the Compensation Committee that the NEOs receive stock option grants in the following amounts: 30,000 shares for the CFO and 20,000 shares for each of the CAO, EVP-CA, and EVP-NV. The Compensation Committee reviewed and approved stock option grants in the recommended amounts. The Compensation Committee recommended to the Board of Directors that the CEO receive a stock option grant in the amount of 100,000 shares. The increase in stock options awarded to the NEOs in 2009 reflects both the desire to retain these executive officers and the reality that most of the stock options awarded in previous years are not properly aligning the NEO’s interests with those of our stockholders.
     As noted above, the Company generally does not grant shares of restricted stock to its NEOs. However, as a negotiated inducement to join the Company, the Compensation Committee approved a one-time grant of 27,000 shares of restricted stock to its Merrill Wall, its CAO, in 2005. These shares vest at a rate of 20% per year over five years, so long as Mr. Wall remains employed at the Company. Additional information regarding this grant is provided in the compensation tables and accompanying footnotes. Additionally, in 2008, the Compensation Committee recommended and approved awards of restricted stock having a grant date fair market value equal to 50% of the 2006 Annual Bonus payout for all EMC members, with the exception of Mr. Sarver. The Compensation Committee determined the restricted stock awards were necessary for the purpose of retaining the Company’s executive management team. As a result, the CFO, CAO, EVP-CA and EVP-NV received 4,250, 4,250, 3,200 and 1,600 shares of restricted stock, respectively. The restricted stock granted to the NEOs in 2008 cliff-vest three years from their grant date. As discussed above, as a result of new restrictions under ARRA, the Company is in the process of examining its practices with respect to granting options and shares of restricted stock.
Benefits and Perquisites
     The Company offers executives the same basic benefit plans that are available to all full time employees (e.g., our 401(k) Plan, group insurance plans for medical, dental, vision care and prescription drug coverage, basic life insurance, long term disability coverage, holidays, vacation, etc.), plus voluntary benefits that an executive may select (e.g., supplemental life insurance). The overall benefits philosophy is to focus on the provision of core benefits, with executives able to use their cash compensation to obtain such other benefits as they individually determine to be appropriate for their situations.
     In 2008, perquisites for NEOs were minimal and were limited to business related functions and responsibilities. The Company believes in a compensation philosophy that deemphasizes benefits and perquisites for NEOs in favor of a leveraged compensation philosophy described above.
Non-Qualified Deferred Compensation Plan
     NEOs may voluntarily defer cash compensation as part of the Company’s Restoration Plan (defined below). The plan was adopted in order to allow the EMC members to defer a portion of their compensation because they face statutory limits under the Company’s 401(k) Plan. We believe the plan is a cost-effective method of providing a market-competitive benefit to the NEOs. For more information on the Restoration Plan, including amounts deferred by the NEOs in 2008, see the Deferred Compensation Plan table and accompanying narrative below.
Equity Compensation Plan Information
     The following table provides information as of December 31, 2008, regarding outstanding options and shares reserved for issuance under the Company’s equity compensation plans.

Weighted-average
	Number of shares to be	exercise price of	Number of shares
	issued upon exercise of	outstanding	remaining available for
	outstanding options,	options, warrants	future issuance under
Plan Category	warrants and rights	and rights ($)	equity compensation plans
Equity compensation plans approved by security holders (1)	3,900,797	13.94	868,467
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,900,797	13.94	868,467

(1)	Reflects awards issued under our 2005 Stock Incentive Plan.

Tax Considerations
     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s CEO and three highest paid executive officers, other than the CFO. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based,” as defined in Section 162(m). The Compensation Committee believes that it is generally in the Company’s interest to structure compensation to come within the Section 162(m) deductibility limits. The Compensation Committee also believes, however, that it must maintain the flexibility to take actions that it deems to be in the best interests of the Company, but which may not qualify for tax deductibility under Section 162(m). The Compensation Committee considered the impact of the $1 million cap on the deductibility of non-performance based compensation imposed by Code Section 162(m) in its design of executive compensation programs.
     In addition, as discussed above, Section 162(m)(5) of the Code limits financial institutions that participated in the Treasury’s Capital Purchase Program from tax deductions for any NEO’s compensation greater than $500,000 during any applicable taxable year. For 2008, the dollar limitation and the remuneration for the taxable year are prorated for the portion of the taxable year the Treasury held an equity position in the Company.
     Furthermore, the Compensation Committee considered other tax and accounting provisions in developing the pay programs for the Company’s NEOs. These included special rules applicable to nonqualified deferred compensation arrangements under Code Section 409A and the accounting treatment of various types of equity-based compensation under FAS 123R, as well as the overall income tax rules applicable to various forms of compensation. While the Company attempted to compensate executives in a manner that produced favorable tax and accounting treatment, its main objective was to develop fair and equitable compensation arrangements that appropriately reward executives for the achievement of short- and long-term performance goals.
Compensation Committee Report
     The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission, and incorporated by reference into our Annual Report on Form 10-K.
     The Compensation Committee certifies that it has reviewed with senior risk officers the SEO incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the financial institution.
Submitted by the Compensation Committee
Donald D. Snyder (Chairman)
Dr. James E. Nave
Kenneth A. Vecchione
Arthur Marshall
Compensation Tables
Summary Compensation Table
     The following table provides information concerning the compensation of the NEOs in each of the past three fiscal years in which each was an NEO. The column entitled “salary” discloses the amount of base salary paid to each named executive officer during the year, including amounts paid by the Company’s subsidiaries. The columns entitled “Stock Awards” and “Option Awards” disclose the fair value of an award of stock or options measured in dollars and calculated in accordance with FAS 123R for stock or options granted after the initial public offering and in accordance with FAS 123 for stock or options granted prior to the initial public offering.
     The column entitled “Non-Equity Incentive Plan Compensation” discloses payments made under the Western Alliance Bancorporation Annual Bonus Plan. No bonus was paid to a named executive officer except as part of this plan.

					Non-Equity
			Stock		Incentive Plan
Name and			Awards	Option Awards	Compensation	All Other
Principal Position	Year	Salary ($)	($)(1)	($)(2)	($)(3)	Compensation ($) (4)	Total ($)
Robert Sarver	2008	563,942	0	348,650	0	27,010	939,602
President and Chief	2007	572,307	0	257,219	57,500	27,984	915,010
Executive Officer	2006	536,539	0	119,279	431,117	31,996	1,118,931
Dale Gibbons	2008	294,231	20,648	143,477	0	13,246	471,602
Executive Vice	2007	295,692	0	123,190	15,000	13,819	447,701
President and Chief	2006	260,000	0	67,815	110,000	11,228	449,543
Financial Officer
Merrill Wall	2008	269,712	109,748	138,088	42,625	16,117	576,290
Executive Vice	2007	273,385	89,100	117,242	13,750	8,748	502,225
President and Chief	2006	257,308	89,100	82,508	110,500	11,884	551,300
Administrative Officer
Bruce Hendricks (5)	2008	254,885	29,523	74,897	19,875	12,993	392,173
President and Chief Executive Officer of Bank of Nevada
Gerald Cady (6)	2008	224,462	15,547	79,705	98,900	25,117	443,731
President and Chief Executive Officer of Torrey Pines Bank

(1)	For restricted stock, the FAS 123R fair value per share is equal to the closing price of the Company’s stock on the date of grant. The Company made a one-time restricted stock award for each of the NEOs, other than the CEO, in 2008. In addition to the expense attributable to the 2008 restricted stock award, Mr. Wall’s stock award compensation includes a pro rata portion of the restricted stock he received upon joining the Company in 2005; and Mr. Hendricks’ row includes expenses attributable to restricted stock he received prior to joining the Company’s EMC.

(2)	For stock options, the FAS 123R fair value per share is based on certain assumptions that are explained in notes 1 and 14 to our financial statements, which are included in our Annual Report on Form 10-K. The value is disclosed ratably over the vesting period but without reduction for assumed forfeitures (as is done for financial reporting purposes). The amounts shown in this table also include a ratable portion of each grant made in prior years to the extent the vesting period fell during the year indicated, except where generally accepted accounting principles required the Company to recognize the full amount in a prior year.

(3)	The Non-Equity Incentive Plan Compensation is fully payable in 2008, and may not be deferred at the election of the NEO.

(4)	Components of the All Other Compensation column include premiums paid by the Company in 2008 with respect to life insurance for the benefit of the NEOs, and matching contributions made by the Company in 2008 on behalf of the NEOs under the 401(k) Plan, and/or the Restoration Plan, and perquisites.

	Insurance	Matching
Name	Premiums ($)	Contributions ($) (a)	Perquisites ($)		Total ($)
Mr. Sarver	9,217	17,793			27,010
Mr. Gibbons	4,961	8,285			13,246
Mr. Wall	9,217	6,900			16,117
Mr. Hendricks	7,219	5,774			12,993
Mr. Cady	9,217	6,900	9,000	(b)	25,117

	(a)	Pursuant to our 401(k) Plan, the Company matches 50% of the executive’s first 6% of compensation contributed to the plan. Each executive is fully vested in his contributions. Earnings are calculated based on employees’ election of investments, and distributions are made at the normal retirement date, termination of employment, disability or death. For information on the Company’s contributions to the Restoration Plan, see the Nonqualified Deferred Compensation Table and accompanying narrative below.

	(b)	Represents amounts paid by Torrey Pines Bank on behalf of Mr. Cady for his car allowance.

(5)		Mr. Hendricks was not a NEO in 2007 or 2006.

(6)		Mr. Cady was not a NEO in 2007 or 2006.
Grants of Plan-Based Awards During 2008
     The following table contains information about estimated payouts under non-equity incentive plans and option and restricted stock awards made to each named executive officer during 2008. The threshold, target and maximum columns reflect the range of estimated payouts under the Western Alliance Bancorporation Annual Bonus Plan. These columns show the range of payouts targeted for 2008 performance under the Annual Bonus Plan, as described in the section titled “Annual Cash Incentive Compensation” in the Compensation Discussion and Analysis. The actual 2008 bonus payment for 2008 performance is shown in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
     The 6th and 7th columns report the number of shares of common stock underlying options granted in the fiscal year and corresponding per-share exercise prices. In all cases, the exercise price was equal to the closing market price of the Company’s common stock on the date of grant. The 8th column reports the aggregate FAS 123R value of all awards made in 2008. Unlike the Summary Compensation Table above, the values reported here are not apportioned over the service or vesting period. The stock options granted to the NEOs in 2008 have seven-year terms and vest in equal increments on each of the first, second, third and fourth anniversaries of the date of the grant. Stock options have no express performance criteria other than continued employment. However, options have an implicit performance criterion because they have no value to the executive unless and until the Company’s stock price exceeds the exercise price. The restricted stock cliff-vests three years from the date of grant.

					All Other	Options
					Stock	Awards:
					Awards:	Number of	Exercise or
		Estimated Possible Payouts Under			Number of	Securities	Base Price
		Non-Equity Incentive Plan Awards			Shares of	Underlying	of Option	Grant Date Fair
	Grant		($)		Stock or	Options	Awards	Value of
Name	Date	Threshold	Target	Maximum	Units (#)	(#)	($/Share)	Awards ($)
Robert Sarver	1/23/08	57,500	575,000	676,000		60,000	15.90	304,200
Dale Gibbons	1/23/08	15,000	150,000	176,000		24,000	15.90	121,680
	1/23/08				4,250			20,648
Merrill Wall	1/23/08	13,750	138,000	162,000		15,000	15.90	76,050
	1/23/08				4,250			20,648
Bruce Hendricks	1/23/08	13,250	132,500	156,000		20,000	15.90	101,400
	1/23/08				1,600			7,773
Gary Cady	1/23/08	11,500	115,000	135,000		15,000	15.90	76,050
	1/23/08				3,200			15,547
Outstanding Equity Awards at Fiscal Year End
     The following table provides information concerning unexercised options and restricted stock awards that have not vested as of December 31, 2008. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. We computed the market value of stock awards by multiplying the closing market price of our stock at December 31, 2008 ($10.09), by the number of shares of unvested stock. Beginning in January 2006, options granted to NEOs have seven-year terms. Options granted prior to that time had ten-year terms.

	Option Awards				Stock Awards (2)
	Number of	Number of
	Securities	Securities			Number of		Market Value
	Underlying	Underlying			Shares or		of Shares or
	Unexercised	Unexercised	Option	Option	Units of Stock		Units of Stock
	Options (#)	Options (#)	Exercise	Expiration	that Have Not		that Have Not
Name	Exercisable	Unexercisable (1)	Price ($)	Date	Vested (#)		Vested ($)
Robert Sarver	56,700	8,300	12.00	10/27/14	0		0
	17,500	17,500	29.00	1/17/13
	12,500	37,500	34.80	1/23/14
	0	60,000	15.90	1/23/15
Dale Gibbons	45,000	0	7.03	5/29/13	4,250		42,883
	11,400	7,600	16.50	1/25/15
	7,500	7,500	29.00	1/17/13
	5,000	15,000	34.80	1/23/14
	0	24,000	15.90	1/23/15
Merrill Wall	45,000	30,000	16.50	1/25/15	4,250		42,883
	5,000	5,000	29.00	1/17/13	10,800	(3)	108,972
	3,125	9,375	34.80	1/23/14
	0	15,000	15.90	1/23/15

	Option Awards				Stock Awards (2)
	Number of	Number of
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares or	of Shares or
	Unexercised	Unexercised	Option	Option	Units of Stock	Units of Stock
	Options (#)	Options (#)	Exercise	Expiration	that Have Not	that Have Not
Name	Exercisable	Unexercisable (1)	Price ($)	Date	Vested (#)	Vested ($)
Bruce Hendricks	10,500	0	3.79	3/31/10	750	7,568
	11,250	0	6.33	9/26/11	4,000	40,360
	37,500	0	7.03	10/24/12	1,600	16,144
	3,000	2,000	16.50	1/25/15
	3,125	9,375	34.80	1/23/14
	0	20,000	15.90	1/23/15
Gary Cady	30,000	0	7.03	10/24/12	3,200	32,288
	3,900	2,600	16.50	1/25/15
	3,750	3,750	29.00	1/17/13
	3,125	9,375	34.80	1/23/14
	0	15,000	15.90	1/23/15

(1)	The options shown with an expiration date of January 17, 2013, January 23, 2014 and January 23, 2015, were granted on January 17, 2006, January 23, 2007 and January 23, 2008, respectively, and have a seven-year term, vesting in equal 25% increments on the first, second, third and fourth anniversaries of the grant date. All other options have ten-year terms and vest in equal 20% increments on the first, second, third, fourth and fifth anniversaries of the grant date.

(2)	Reflects restricted stock granted to the Company’s EMC members in 2008, including each of the NEOs (other than the CEO), which vests in full three years from the date of the grant and only if the EMC member is employed by the Company on the vesting date.

(3)	27,000 shares were granted to Mr. Wall as a one-time inducement grant upon his hire in 2005. They will vest at a rate of 20% per year over five years, so long as Mr. Wall remains employed at the Company. Dividends, if any, will be paid on both vested and unvested shares at the same rate as those declared on our outstanding common stock.
Options Exercised and Stock Vested in 2008
     The following table provides information concerning exercises of stock options and the vesting of restricted stock during 2008 for each of the NEOs on an aggregated basis. The table reports the number of securities for which the options were exercised; the aggregate dollar value realized upon exercise of options (i.e., the market price on the exercise date, less the exercise price); the number of shares of stock that have vested; and the aggregate dollar value realized upon vesting of stock. For stock that vested in 2008, the aggregate dollar amount realized upon vesting was computed by multiplying the number of shares of stock by the market value of our common shares on the vesting date.

	Option Awards
	Number of Shares		Stock Awards
	Acquired on	Value Realized on	Number of Shares	Value Realized on
Name	Exercise (#)	Exercises ($)	Acquired on Vesting (#)	Vesting ($) (1)
Robert Sarver	0	N/A	0	N/A
Dale Gibbons	0	N/A	0	N/A
Merrill Wall	0	N/A	5,400	76,140
Bruce Hendricks	0	N/A	750	10,043
Gary Cady	0	N/A	0	N/A

(1)	Amounts reflect the closing market value of the stock on the day the stock vested.

Nonqualified Deferred Compensation in 2008
     The Company sponsors the Western Alliance Bancorporation Nonqualified 401(k) Restoration Plan (the “Restoration Plan”), a deferred compensation plan available only to members of the EMC. The Restoration Plan became effective in 2006. Under the 401(k) Plan, there is a statutory limit on the amount of compensation that can be taken into consideration in determining participant contributions and the Company’s matching contributions. The Restoration Plan allows participants to contribute 6% of their base salary and bonus compensation payable under the Annual Bonus Plan, without regard to the statutory compensation limit, but offset by participant contributions actually made under the 401(k) Plan. The Company makes matching contributions of fifty percent (50%) of the deferred amount up to 3% of all compensation as offset by the amount of matching contribution made on the participant’s behalf under the 401(k) Plan.
     The following table provides information with respect to the Restoration Plan. The amounts shown include compensation earned and deferred in prior years, and earnings on, or distributions of, such amounts. The column “Executive Contributions in 2008” indicates the aggregate amount contributed to such plans by each NEO during 2008. In 2008, no NEO received preferential or above-market earnings on deferred compensation, and no withdrawals or distributions were made.

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Balance
Name	in 2008 ($)(1)	in 2008 ($)(2)	in 2008 ($)	at 12/31/08 ($)(3)
Robert Sarver	21,786	10,893	5,850	158,272
Dale Gibbons	2,769	1,385	1,002	27,303
Merrill Wall	0	0	679	15,818
Bruce Hendricks	0	0	0	0
Gary Cady	0	0	214	4,973

(1)	Amounts in this column are included in the Summary Compensation Table in the Salary column.

(2)	Amounts in this column are included in the Summary Compensation Table, in the All Other Compensation column, and as a portion of the Matching Contributions column in footnote (2) to that table.

(3)	Amounts in this column include the following amounts which we also report in the 2008 Summary Compensation Table or in any prior year: Mr. Sarver — $146,909; Mr. Gibbons — $25,603; and Mr. Wall — $14,462. Neither Mr. Hendricks nor Mr. Cady were named executive officers in prior years and amounts in this column with respect to such individuals were not reported in Summary Compensation Tables for fiscal years ended December 31, 2006 and 2007.
Potential Payments Upon Termination or Change in Control
     The Company does not have employment, change of control, severance or similar agreements or arrangements with any of its NEOs. The applicable award agreements under our 2005 Stock Incentive Plan provide that unvested stock options and restricted stock grants are forfeited immediately upon termination of employment for any reason. The stock option award agreements further provide that, if a recipient dies or his or her employment is terminated due to disability, all vested options must be exercised within 12 months after the date of death or termination. The award agreements further provide that, and if a recipient’s employment is terminated for any other reason (except termination for cause), he or she has 90 days from the date of termination to exercise all vested stock options.

     The 2005 Stock Incentive Plan provides for the treatment of outstanding options and shares of restricted stock upon the occurrence of a “Corporate Transaction,” which is defined as:
•	the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity;

•	a sale of all or substantially all of the assets of the Company to another person or entity; or

•	any transaction, including a merger or reorganization, in which the Company is the surviving entity, which results in any person or entity other than persons who are stockholders or affiliates immediately prior to the transaction owning 50% or more of the combined voting power of all classes of stock of the Company.
     In the event of a Corporate Transaction, unless the successor entity or a parent or subsidiary thereof has agreed in writing to assume or continue the Company’s outstanding stock options and restricted stock awards or to substitute new awards to replace such outstanding awards of the Company, then the outstanding stock options and restricted stock awards will vest in full, and the Board of Directors may elect, in its sole discretion, either to provide that all stock options will be exercisable for a period of 15 days prior to, and contingent upon, the consummation of the Corporate Transaction or to cancel any outstanding options and restricted stock and pay, or cause to be paid, to the holder an amount in cash or securities having a value:
•	in the case of restricted stock, equal to the formula or fixed price per share paid to holders of shares of the Company’s common stock in connection with the Corporate Transaction, or

•	in the case of options, equal to the product of the number of shares of common stock subject to the option multiplied by the amount, if any, by which the formula or fixed price per share paid to holders pursuant to the Corporate Transaction exceeds the exercise price of the option.
     Assuming a December 31, 2008 Corporate Transaction, and assuming acceleration in full of the vesting of all outstanding stock options and restricted stock awards in accordance with the terms of the 2005 Stock Incentive Plan, the value of all stock options and restricted stock awards held by each NEO that would vest in full would be as follows:

Name	Value of Stock Options ($) (1)	Value of Restricted Shares ($)(2)	Total ($)
Robert Sarver	0	0	0
Dale Gibbons	0	42,883	42,883
Merrill Wall	0	151,855	151,855
Bruce Hendricks	0	43,892	43,892
Gary Cady	0	32,288	32,288

(1)	The value of stock options is determined for each share subject to an option whose vesting would be accelerated by a December 31, 2008 Corporate Transaction by the excess of our common stock’s closing market price per share of $10.09 on December 31, 2008 and the option’s exercise price per share. The zero values set forth in the table reflect the fact that all of the NEOs stock options that were in the money as of December 31, 2008, are also fully vested.

(2)	The value of each share of restricted stock subject to accelerated vesting is equal to our common stock’s closing market price per share of $10.09 on December 31, 2008.
     In addition, pursuant to indemnification agreements entered into by the Company with certain of its directors and executive officers, in the event of a change of control of the Company, an independent party will be appointed to determine the rights and obligations of the indemnitee and the Company with regard to a particular proceeding, and the Company has agreed to pay the reasonable fees for such party. If there is a potential change in control, the agreement provides that, upon the request of an indemnitee, the Company will establish and fund a trust for payment of reasonably anticipated expenses, and that the trust cannot be revoked upon a change of control without the indemnitee’s consent. For more information regarding the indemnification agreements, see “Employment, Noncompetition and Indemnification Agreements.”
     Under the Company’s Restoration Plan, the Company’s matching contribution in the executive’s account (and all earnings thereon) will become 100% vested immediately (if not already vested): (1) upon a change in control of the Company, or (2) on the date the executive reaches age 65, the date of his disability, or the date he dies, if the executive is employed by the Company on any such date.
     Assuming a change in control or other vesting event occurred on December 31, 2008, the vesting benefit pursuant to the Restoration Plan to each NEO would be $0 for Mr. Sarver, $180,583 for Mr. Gibbons, $151,855 for Mr. Wall, $267,092 for Mr. Hendricks, and $124,088 for Mr. Cady.
Employment, Noncompetition and Indemnification Agreements
Employment Agreements
     As discussed above, the Company has not entered into employment agreements with any of its NEOs.
Noncompetition Agreements
     On July 31, 2002, the Company entered into Noncompetition Agreements with Messrs. Lundy, Sarver, and Snyder. The agreements are enforceable while each such person is employed by the Company as a senior executive or is a member of its Board of Directors and for two years following the conclusion of such service. Each agreement provides that, other than with the Company, the individual will refrain from (a) engaging in the business of banking, either directly or indirectly, or from having an interest in the business of banking, in any state in which the Company engages in the business of banking; (b) soliciting any person then employed by the Company for employment with another entity engaged in the business of banking; or (c) diverting or attempting to divert from the Company any business of any kind in which the Company is engaged. The agreement does not prohibit passive ownership in a company engaged in banking that is listed or traded on the NYSE, American Stock Exchange or NASDAQ, so long as such ownership does not exceed 5%. In the event of a breach or threatened breach, the Company is entitled to obtain injunctive relief against the breaching party in addition to any other relief (including money damages) available to the Company under applicable law.
Indemnification Agreements
     At the time of its IPO, the Company entered into Indemnification Agreements with Messrs. Boyd, Lundy, A. Marshall, Sarver, Snyder, Froeschle and Woodrum, Drs. Nagy and Nave and Mses. Boyd Johnson and Mahan (the “indemnitees”). These agreements provide contractual assurance of the indemnification authorized and provided for by the Company’s articles of incorporation and bylaws and the manner of such indemnification, regardless of whether the Company’s articles or bylaws are amended or revoked, or whether the composition of the Board of Directors is changed or the Company is acquired. However, such limitation on liability would not apply to violations of the federal securities laws, nor does it limit the availability of non-monetary relief in any action or proceeding against a director. The Company’s bylaws include provisions for indemnification of its directors and officers to the fullest extent permitted by Nevada law. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to directors, officers and persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such laws and is unenforceable.
     The agreement provides for the payment, in whole or in part, of expenses, judgments, fines, penalties, or amounts paid in settlement related to a proceeding implicating an indemnitee if that person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests. With respect to criminal proceedings, the person must have had no reason to believe the relevant conduct was unlawful in order to obtain indemnification. Each agreement also provides for instances in which the Company will advance funds to the indemnitee and a related mechanism by which the Company may be reimbursed for such advances if it is ultimately found not obligated to indemnify the indemnitee in whole or in part. Further, the Company has agreed to pay for all expenses incurred by an indemnitee in his or her attempt to enforce the indemnification terms of his or her agreement, any other agreement or law, the Company’s bylaws or its articles of incorporation. The Company has also agreed to pay for all expenses incurred by an indemnitee in his or her attempt to seek recovery under any officers’ or directors’ liability insurance policies, without regard to the indemnitee’s ultimate entitlement to any such benefits.
     Each agreement to indemnify is subject to a number of qualifications. For example, it does not apply to any proceeding instituted by a bank regulatory agency that results in an order assessing civil monetary penalties or requiring payments to the Company or instituted by an indemnitee against the Company or its directors or officers without the Company’s consent. Further, the Company’s obligations are relieved should it be determined by a judge or other reviewing party that applicable law would not permit indemnification. The Company is entitled to assert that the indemnitee has not met the standards of conduct that make it permissible under the Nevada General Corporation Law for the Company to indemnify its directors and officers.
     In the event of a change of control of the Company, each agreement provides for the appointing of an independent party to determine the rights and obligations of an indemnitee and the Company with regard to a particular proceeding, and the Company has agreed to pay the reasonable fees for such party. If there is a potential change in control, the agreement provides that, upon the request of an indemnitee, the Company will establish and fund a trust for payment of reasonably anticipated expenses, and that the trust cannot be revoked upon a change of control without the indemnitee’s consent.
Certain Transactions
     The Company and its banking subsidiaries have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors, officers, and principal stockholders of the Company and its subsidiaries (and their associates), including corporations, partnerships and other organizations in which such persons have an interest. See “Compensation Committee Interlocks and Insider Participation” for more information on these banking transactions.
Certain Business Relationships
     Robert Sarver, the Company’s President, Chairman and Chief Executive Officer, controls several limited partnerships that invest in commercial real estate. Directors Hilton, A. Marshall, and T. Marshall are currently invested in one or more of these partnerships as limited partners. None of these investments are related in any way to the Company’s operating or financial performance or the value of the Company’s shares. Other than Mr. Sarver, none of these directors is a managing or general partner in any of these entities, nor do they have any other role that would have a policy making function for such entities. Mr. Sarver also is the managing partner of the entity which owns the Phoenix Suns NBA basketball team. Director Hilton is a limited partner in the Phoenix Suns ownership group.
     Mr. Sarver also serves as a director of Meritage Homes Corporation. He served on the compensation committee of Meritage until February 2004. Mr. Hilton is the chairman of the board and chief executive officer of Meritage. William S. Boyd, a director of the Company, was the chief executive officer of Boyd Gaming Corporation in 2007. Marianne Boyd Johnson, Mr. Boyd’s daughter, is a director of the Company and Boyd Gaming Corporation. Robert L. Boughner, a director of Bank of Nevada and Boyd Gaming Corporation, is the chief executive officer and president of the Echelon Resort, a Las Vegas casino and resort project that is owned by Boyd Gaming Corporation. Director Snyder was the president of Boyd Gaming Corporation from January 1997 until March 2005.
Policies and Procedures Regarding Transactions with Related Persons
     The Board of Directors adopted a formal Related Party Transactions Policy (the “Policy”) for the Company at its regular meeting in April 2008. A copy of the Policy can be found in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at 2700 West Sahara, Las Vegas, Nevada 89102, Attention: Corporate Secretary.
     The purpose of the Policy is to provide for the appropriate disclosure, review and approval of any transaction or arrangement involving the Company (or any subsidiary) and any person who both has a material economic interest in such transaction or arrangement and is in a position within the Company (or any subsidiary) to exercise influence with respect such transaction or arrangement, in order to ensure it is fair and reasonable to the Company and complies with applicable rules and regulations of the SEC.
     This Policy applies only to specific transactions or arrangements with so-called related parties, which includes the Company’s directors, executive officers, beneficial owners of 5% of more of the Company’s voting securities, related entities, and immediate family members of the foregoing. The Policy does not apply with respect to general conflicts between the interests of the Company and its employees, officers and directors, including issues relating to engaging in a competing business and performing outside or additional work, or to transactions that fall within the purview of Regulation O promulgated by the Federal Reserve Board.
     The Policy provides for certain pre-approved transactions that the Board and Audit Committee have determined need not be subject to the Policy, including, certain employment arrangements with the Company or a subsidiary, director compensation, ordinary course transactions, certain charitable contributions, transactions where all stockholders receive proportional benefits, transactions involving competitive bids, and regulated transactions.
     In general, under the Policy, unless the transaction falls within the category of a pre-approved transaction, as described above, every transaction involving a related party that is an amount greater than $10,000 must be reported to and approved an appropriate party. For transactions involving amounts equal to or lesser than $120,000, the appropriate party is, with respect to related parties of Western Alliance Bancorporation, the Company’s CEO or Chairman of the Audit Committee, and with respect to related parties of the Banks, the Company’s CEO or the President of the applicable Bank. For transactions involving amounts greater than $120,000, the appropriate party is, with respect to related parties of Western Alliance Bancorporation, the Company’s Board of Directors or the Audit or Corporate Governance Committee, and with respect to related parties of the Banks, the Board of Directors of the Company of Bank.
     In accordance with Federal Reserve Board Regulation O, each of the Company’s bank subsidiaries has adopted a formal policy governing any extensions of credit to any officer, director or significant shareholder of the bank or any affiliate. These policies require, among other things, that any such loan (1) be made on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with unrelated persons, (2) not involve more than the normal risk of collectibility or present other unfavorable features for the bank, and (3) be approved by a majority of the bank’s full board of directors, without the direct or indirect participation of the interested person. Any transactions between the Company and an officer or director of the Company (or any of its affiliates), or an immediate family member of such an officer or director, falling outside the scope of these formal policies must be conducted at arm’s length. Any consideration paid or received by the Company in such a transaction must be on terms no less favorable than terms available to an unaffiliated third party under similar circumstances.
INDEPENDENT AUDITORS
     Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed McGladrey & Pullen, LLP to audit the financial statements of the Company and certain of its subsidiaries for the fiscal year ending December 31, 2008, and to report on the consolidated balance sheets, statements of income and other related statements of the Company and its subsidiaries. McGladrey & Pullen LLP has served as the independent auditor for the Company since 1994. Representatives of McGladrey & Pullen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions posed by the stockholders.
Fees and Services
     The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for fiscal years 2008 and 2007:

	Fiscal Year 2008 ($)	Fiscal Year 2007 ($)
Audit Fees	949,000	898,000
Audit-Related Fees	47,000	49,000
Tax Fees	66,000	95,000
All Other Fees	121,000	24,000

Total	1,183,000	1,066,000
     Audit Fees. Audit fees for 2008 include professional fees and costs associated with reviews of Registration Statements on Form S-3 and related consents. Audit fees for 2007 include professional fees and costs associated with reviews of Registration Statements on Forms S-3, S-4, and S-8, and related consents. Audit fees for both years also include professional fees and costs associated with review of documents for the private placement of securities, audits of Form 10-K and related items, and reviews of Forms 10-Q and related SAS 100 reviews.
     Audit-Related Fees. Audit related fees include audits of an employee benefit plan and services relating to various accounting and reporting matters.
     Tax Fees. Tax fees include review of tax estimates and various tax consulting services. In addition, tax fees include preparation of final tax returns for acquired entities.
     All Other Fees. All other fees include regulatory compliance services.
     The Audit Committee considered the compatibility of the non-audit-related services performed by and fees paid to McGladrey & Pullen, LLP and RSM McGladrey, Inc. in 2008 and the proposed non-audit-related services and fees for 2009 and determined that such services and fees are compatible with the independence of McGladrey & Pullen, LLP.
Audit Committee Pre-Approval Policy
     The Audit Committee is required to pre-approve all audit and non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee has established a policy regarding pre-approval of permissible audit, audit-related, tax and other services provided by the independent auditors, which services are periodically reviewed and revised by the Committee. Unless a type of service has received general pre-approval under the policy or involves de minimis fees, the service will require specific approval by the Audit Committee. The Audit Committee may delegate to its Chairman the authority to pre-approve services of the independent auditors, provided that the Chairman must report any such approvals to the full Audit Committee at its next scheduled meeting.
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
     The following table sets forth certain information with respect to the beneficial ownership of common stock, as of the Record Date, February 27, 2009, by (a) persons known to the Company to own more than 5% of the outstanding shares of its common stock, (b) each director and executive officer of the Company, and (c) the Company’s directors and executive officers as a group. The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each individual. The Company knows of no person who owns, beneficially or of record, either individually or with associates, more than 5% of the Company’s common stock, except as set forth below.

	Number of Shares	Percentage of
Beneficial Owner (1)	Beneficially Owned	Common Stock (2)
Wellington Management Company, LLP (3)	3,806,449	9.78
Norman W. Waitt, Jr. (4)	2,000,000	5.14
Bruce Beach (5)	25,447	*
William S. Boyd (6)	3,704,037	9.52
Gary Cady (7)	109,902	*
Duane Froeschle (8)	265,208	*
Dale Gibbons (9)	159,749	*
Arnold Grisham (10)	48,900	*
Bruce Hendricks (11)	103,026	*
Steven J. Hilton (12)	382,605	*
Marianne Boyd Johnson (13)	1,852,366	4.76
James Lundy (14)	221,803	*
Cary Mack (15)	177,097	*
Linda Mahan (16)	95,559	*
George J. Maloof, Jr. (17)	115,003	*
Grant Markham (18)	122,921	*
Arthur Marshall (19)	290,096	*
Todd Marshall (20)	821,389	2.11
M. Nafees Nagy, M.D. (21)	1,008,550	2.59
James Nave, D.V.M. (22)	521,694	1.34
John P. Sande, III (23)	84,913	*
Robert G. Sarver (24)	3,812,257	9.51
Donald D. Snyder (25)	208,821	*
Kenneth A. Vecchione (26)	1,500	*
Merrill Wall (27)	148,313	*

All directors and executive officers as a group (23 persons)	14,281,156	34.95

*	Less than one percent

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power and/or investment power with respect to the shares, or has a right to acquire beneficial ownership at any time within 60 days from February 27, 2009. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Shares subject to outstanding stock options and warrants, which an individual has the right to acquire within 60 days of February 27, 2009 (“exercisable stock options” and “exercisable warrants,” respectively), are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities. The business address of each of the executive officers and directors is 2700 West Sahara Avenue, Las Vegas, Nevada 89102, Telephone: (702) 248-4200.

(2)	Percentage calculated on the basis of 38,909,652 shares outstanding on February 27, 2009.

(3)	Based on a Schedule 13G filed by Wellington Management Company, LLP on February 17, 2009, Wellington Management Company, LLP shares voting power with respect to 2,920,877 shares of the Company’s common stock, and shares dispositive power with respect to 3,806,449 shares of the Company’s common stock. Wellington Management Company, LLP’s address is 75 State Street, Boston, Massachusetts 02109.

(4)	Based on a Schedule 13G filed by Norman W. Waitt, Jr. on October 6, 2008, Mr. Waitt has sole voting and dispositive power with respect to 2,000,000 shares of the Company’s common stock. Mr. Waitt’s address is 1125 South 103rd St., Suite 200, Omaha, Nebraska 68124.

(5)	Mr. Beach’s share ownership includes 7,250 shares subject to exercisable stock options.

(6)	Mr. Boyd’s share ownership includes 6,250 shares subject to exercisable stock options and 3,697,787 shares held by a trust.

(7)	Mr. Cady’s share ownership includes 50,825 shares subject to exercisable stock options, and 4,121 shares held in his Company 401(k) account.

(8)	Mr. Froeschle’s share ownership includes 83,500 shares subject to exercisable stock options, 44,381 shares subject to exercisable warrants, and 3,613 shares held in his Company 401(k) account.

(9)	Mr. Gibbons’s share ownership includes 87,450 shares subject to exercisable stock options, and 4,749 shares held in his Company 401(k) account. Includes 69,900 shares which are pledged or held in a margin account.

(10)	Mr. Grisham’s share ownership includes 21,965 shares subject to exercisable stock options, 7,500 shares subject to exercisable warrants, and 949 shares held in his Company 401(k) account.

(11)	Mr. Hendricks’s share ownership includes 74,500 shares subject to exercisable stock options, 12,500 held by a trust, and 5,969 shares held in his Company 401(k) account.

(12)	Mr. Hilton’s share ownership includes 12,250 shares subject to exercisable stock options, 68,274 shares subject to exercisable warrants, 152,433 shares held by a family trust, 136,548 shares held by a limited liability company, and 8,000 shares held in his children’s trust accounts.

(13)	Ms. Johnson’s share ownership includes 12,250 shares subject to exercisable stock options, 946,934 shares held by certain grantor retained annuity trusts, 588,034 shares held by three other trusts, and 232,338 shares held by a limited partnership.

(14)	Mr. Lundy’s share ownership includes 98,500 shares subject to exercisable stock options, and 4,493 shares held in his Company 401(k) account.

(15)	Mr. Mack’s share ownership includes 12,250 shares subject to exercisable stock options, 71,250 shares held by a family trust, and 87,497 held by a limited liability company.

(16)	Ms. Mahan’s share ownership includes 53,359 shares subject to exercisable stock options.

(17)	Mr. Maloof’s share ownership includes 5,250 shares subject to exercisable stock options.

(18)	Mr. Markham’s share ownership includes 3,750 shares subject to exercisable stock options, and 931 shares held in his Company 401(k) account.

(19)	Mr. A. Marshall’s share ownership includes 6,250 shares subject to exercisable stock options, and 266,446 shares held by a family trust.

(20)	Mr. T. Marshall’s share ownership includes 6,250 shares subject to exercisable stock options, and 729,248 shares held by various trusts.

(21)	Dr. Nagy’s share ownership includes: (i) 491,313 shares held by a limited liability company, over which Dr. Nagy disclaims all beneficial ownership; (ii) 359,687 shares held by a trust, over which Dr. Nagy disclaims all beneficial ownership; (iii) 149,000 shares held by a family limited partnership; (iv) 700 shares held by a limited liability company; and (v) 6,250 shares subject to exercisable options.

(22)	Dr. Nave’s share ownership includes 12,250 shares subject to exercisable stock options held by a grantor retained annuity trust, 176,110 shares held by a profit sharing plan, and 125,818 held by his daughter.

(23)	Mr. Sande’s share ownership includes 1,968 shares subject to exercisable stock options.

(24)	Mr. Sarver’s share ownership includes: (i) 30,000 shares held by Mr. Sarver’s spouse over which he disclaims all beneficial ownership, (ii) 5,000 shares held by Mr. Sarver’s children over which he disclaims all beneficial ownership, (iii) 122,950 shares subject to exercisable stock options, (iv) 1,007,052 shares subject to exercisable warrants, (v) 228,429 shares and 34,137 exercisable warrants held in a trust, (vi) 166,022 shares held by a limited partnership, (vii) 31,374 shares and 13,656 exercisable warrants held by a corporation, and (viii) 2,949 shares held in his Company 401(k) account. Includes 2,538,141 shares which are pledged or held in a margin account.

(25)	Mr. Snyder’s share ownership includes 12,250 shares subject to exercisable stock options, and 196,571 shares held by a trust. Includes 86,082 shares which are pledged or held in a margin account.

(26)	Mr. Vecchione’s share ownership consists of 1,500 shares subject to exercisable stock options.

(27)	Mr. Wall’s share ownership includes 77,500 shares subject to exercisable stock options, and 2,888 shares held in his Company 401(k) account.
ITEMS OF BUSINESS TO BE ACTED ON AT THE MEETING
Item 1. Election of Directors
     Under the Company’s Articles of Incorporation, the Board is divided into three classes, with approximately one-third of the directors standing for election each year. The terms of five Class I directors will expire at this year’s Annual Meeting. The Board nominated five individuals to be elected as Class I directors at the Annual Meeting. The five individuals listed below, all of whom are currently directors of the Company, are the nominees to be elected as Class I directors at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named.
     The term for directors elected this year will expire at the annual meeting of stockholders held in 2012. Each of the nominees listed below has agreed to serve that term. If any director is unable to stand for election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

     The Board of Directors unanimously recommends that the stockholders vote “FOR” all of the following nominees:
•	Bruce Beach

•	William S. Boyd

•	Steven J. Hilton

•	Marianne Boyd Johnson

•	Kenneth A. Vecchione
     Biographical information about these nominees may be found beginning at page 4 of this proxy statement.
Item 2. Approval of Amendment to 2005 Stock Incentive Plan and Material Terms of Performance Goals
     At the Annual Meeting, the stockholders will be asked to approve an amendment (the “Amendment”) to the Western Alliance Bancorporation 2005 Stock Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance thereunder by 2,000,000, from 4,500,000 to 6,500,000 shares, including shares available under the “prior plans” (as defined below). In addition, the stockholders will be asked to approve the material terms of performance goals under the Incentive Plan so that the Company will have the ability to fully deduct for federal income tax purposes performance-based compensation that may be provided to certain officers pursuant to the Incentive Plan.
     The Company’s Board of Directors and stockholders previously approved the BankWest of Nevada 1997 Incentive Stock Option Plan, the BankWest of Nevada 1997 Nonqualified Stock Option Plan, the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan and the Western Alliance Bancorporation 2002 Stock Option Plan (together, referred to as the “prior plans”). Stockholders approved the Incentive Plan at the Company’s 2005 Annual Meeting and amended the Incentive Plan at the Company’s 2007 Annual Meeting to increase the authorized shares available for grant. The Incentive Plan is an amendment and restatement of the prior plans and therefore supersedes the prior plans, while preserving the material terms of the outstanding prior plan awards. Awards made under any of the prior plans are subject to the terms and conditions of the Incentive Plan, which has been structured so as not to impair the rights of award holders under the prior plans.
     We believe that in order to successfully attract and retain the best possible candidates for positions of responsibility and to provide them with appropriate incentives to contribute to the Company’s success, we must continue to offer a competitive equity incentive program. As of December 31, 2008, a total of 868,467 shares remained available for the grant of new awards under the Incentive Plan, an amount that we believe is insufficient to meet the Company’s anticipated needs. Therefore, on March 12, 2009, the Company’s Board of Directors adopted the Amendment, subject to approval by the Company’s stockholders, to ensure that the Company will continue to have available a reasonable number of shares for its equity incentive program.
     The Incentive Plan is designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by certain employees in connection with certain awards granted under the Incentive Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to a “covered employee” of a publicly held company. Generally, covered employees are the chief executive officer and the three highest compensated officers other than the chief executive and chief financial officers. Certain types of compensation, including performance-based compensation, are generally excluded from this limitation on deductibility. Performance-based compensation generally includes compensation realized in connection with stock options and stock appreciation rights granted under the Incentive Plan, as well as restricted stock, stock unit and cash awards granted under the Incentive Plan that are subject to the attainment of pre-established objective performance goals. To enable such compensation to qualify as “performance-based” within the meaning of Section 162(m), the stockholders must approve the material terms of the performance goals that may be established in conjunction with performance-based compensation awarded under the Incentive Plan. In addition, regulations under Section 162(m) generally require reapproval by the stockholders at least every five years of the material terms of these performance goals if the Incentive Plan permits the Compensation Committee to select the specific target levels of performance to be achieved under these awards. Because the Incentive Plan authorizes the Compensation Committee to select the appropriate target levels of performance to be achieved, the stockholders are being asked to approve the material terms of the performance goals at this Annual Meeting.
     As discussed elsewhere in this proxy statement, the Company is participating in the Capital Purchase Program component of TARP. For as long the Company remains obligated for financial assistance provided under TARP, ARRA prohibits the Company from paying or accruing any bonus, retention award or incentive compensation, other than in the form of limited amounts of long-term restricted stock, to at least the five most highly compensated employees. Further, ARRA prohibits any TARP participant from deducting annual compensation in excess of $500,000 paid to its chief executive officer, chief financial officer or any of its three highest compensated officers other than the CEO or CFO. Accordingly, as long as we remain subject to the executive compensation restrictions of ARRA, it is likely that we will be precluded from granting stock options or other awards under the Incentive Plan, except for limited awards of restricted stock, to certain of our senior executives and from excluding from the limits on deductibility under Section 162(m) any amounts paid to any of our senior executives in excess of $500,000 in any year, even if that compensation qualifies as performance-based. However, the Board of Directors believes it is important for the stockholders to approve the Amendment so that the Company will have the ability to provide long-term incentives to those for whom such awards are not restricted by ARRA and to our senior executives within the new legal limits.
     We also believe it is in the stockholders’ best interests to approve the material terms of the performance goals on which the Compensation Committee may base performance-based compensation awards exempt from the limit on deductibility under Section 162(m) once the Company no longer has obligations under TARP. Accordingly, by approving this proposal, the stockholders will be approving the following specific provisions of the Incentive Plan:
•	the eligibility requirements for participation in the Incentive Plan;

•	the maximum numbers of shares for which awards may be granted to an employee in any calendar year;

•	the maximum cash amount that may be earned by an employee under cash-based awards during a performance period; and

•	the business criteria upon which the grant or vesting of performance-based awards may be based.
     The Board of Directors believes that long-term incentives promote the success and enhance the value of the Company by linking the personal interests of its directors and employees to those of its stockholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in attracting and retaining the services of individuals upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent. The Board of Directors also believes the approval of the material terms of performance goals under the Incentive Plan to enable the Company to preserve the deductibility of performance-based compensation in the future is in the best interests of our stockholders. Therefore, the Board of Directors urges you to vote in favor of this proposal.

     2005 Stock Incentive Plan
     The following summary of the Incentive Plan is subject to the specific provisions contained in the complete text of the Incentive Plan. A copy of the Incentive Plan, as amended, is attached to this proxy statement as Appendix A.
     Purpose. The purpose of the Incentive Plan is to attract and retain highly qualified officers, directors, key employees, consultants and advisors, and to motivate them to expend maximum effort to improve the Company’s business results and earnings. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted and unrestricted stock awards, stock units, dividend equivalent rights and cash awards.
     Shares Authorized. Prior to the Amendment, the Incentive Plan authorizes the issuance of a maximum of 4,500,000 shares of our common stock, including shares subject to awards that were outstanding under the prior plans on the effective date of the Incentive Plan. If this proposal is approved by the stockholders, the cumulative number of shares of common stock authorized for issuance under the Incentive Plan will be increased by 2,000,000 to an aggregate of 6,500,000. Without reducing the number of shares otherwise available for the grant of awards under the Incentive Plan, the Company may assume or substitute replacement awards under the Incentive Plan for awards of service providers of companies that it may acquire.
     Source of Shares; Adjustments. The common stock issued or to be issued under the Incentive Plan consists of authorized but unissued and reacquired shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Incentive Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Incentive Plan. Proportional adjustments will be made to the number and kind of shares subject to outstanding awards, to the per share exercise price of outstanding stock options and stock appreciation rights, to the number and kind of shares available for issuance under the Incentive Plan, and to the individual limitations on awards described below, in order to appropriately reflect the effect of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, distribution payable in capital stock of the Company or any other entity or other assets, and other similar events.
     If the exercise price of any option or a tax withholding obligation with respect to any award is satisfied by tendering shares or by withholding shares, only the number of shares issued net of the shares tendered or withheld will be deemed delivered for the purpose of determining the maximum number of shares available for delivery under the Incentive Plan. The number of shares authorized for issuance under the Incentive Plan will be increased by the number of shares of common stock, if any, repurchased by the Company using “option proceeds” (as defined by the Incentive Plan), provided that such increase cannot exceed an amount equal to the option proceeds divided by the fair market value per share of common stock determined on the date of exercise of the applicable stock option.
     Award Limits. To enable compensation received in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Incentive Plan contains certain individual limits on the maximum amount that can be paid in cash under the Incentive Plan and on the maximum number of shares of common stock that may be issued under the Incentive Plan in a calendar year. The maximum number of shares subject to options or stock appreciation rights that can be issued under the Incentive Plan to any person is 150,000 shares in any calendar year. The maximum number of shares that can be issued under the Incentive Plan to any person, other than pursuant to an option or stock appreciation right, is 150,000 shares in any calendar year. The maximum amount that may be earned as an annual incentive award or other cash award in any calendar year by any one person is $5.0 million, and the maximum amount that may be earned in any performance period under a performance award or other cash award by any one person is $15.0 million.

     Administration. The Incentive Plan is administered by the Board of Directors and, to the extent of its delegated authority, by the Compensation Committee. All references in this description of the Incentive Plan to the Compensation Committee include the Board of Directors. Subject to the terms of the Incentive Plan, the Compensation Committee may select participants to receive awards; determine the types of awards, terms and conditions of awards; and interpret provisions of the Incentive Plan. At its discretion, the Compensation Committee may grant awards under the Incentive Plan in substitution or exchange for any other awards granted under the Incentive Plan or another plan of the Company, any affiliate or any business entity acquired by the Company or an affiliate, or any other right of a grantee to receive payment from the Company or any affiliate. Any such substituted or replacement awards may, at the discretion of the Compensation Committee, be granted with an exercise price that is less than the fair market value of a share of common stock.
     Eligibility. Awards may be made under the Incentive Plan to employees, officers, directors, consultants and advisors to the Company or an affiliate whose participation in the Incentive Plan is determined to be in the Company’s best interests by the Compensation Committee.
     Amendment or Termination of the Incentive Plan. While the Compensation Committee may suspend, terminate or amend the Incentive Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders to the extent required by law. Unless terminated earlier, the Incentive Plan will automatically terminate on April 7, 2015, the date 10 years after its initial adoption by the Board of Directors.
     Stock Options. The Compensation Committee may grant options to purchase shares of common stock intended to qualify as incentive stock options within the meaning of Section 422 of the Code and stock options that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. If the Company were to grant incentive stock options to any holder of more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (a “10% stockholder”), the exercise price may not be less than 110% of the fair market value of the Company’s common stock on the date of grant.
     The term of each stock option will be fixed by the Compensation Committee but may not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). The Compensation Committee determines at what time or times and upon what conditions each option may be exercised and the period of time, if any, after an optionee’s death, disability, retirement or other termination of employment during which options may be exercised. The exercisability of options may be accelerated by the Compensation Committee. In general, an optionee may pay the exercise price of an option by cash or cash equivalent, by tendering shares of the Company’s common stock having a fair market value equal to the exercise price to be paid or, provided that the Company is a publicly traded company at the time, by means of a broker-assisted cashless exercise.
     Stock options granted under the Incentive Plan generally may not be transferred or assigned other than by will or under applicable laws of descent and distribution or pursuant to a domestic relations order. However, the Company may permit limited transfers of nonqualified stock options without receipt of value to or for the benefit of immediate family members of optionees.
     Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights in conjunction with an option or other award under the Incentive Plan or independently of any other award. Stock appreciation rights are rights to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the excess of the fair market value of the shares underlying the rights over the exercise price of those rights, which may not be less than the fair market value of the shares on the date of grant. All other terms and conditions applicable to stock appreciation rights will be determined by the Compensation Committee and are substantially similar to those applicable to stock options that may be granted under the Incentive Plan.
     Stock and Stock Unit Awards. The Compensation Committee may grant awards of restricted stock, unrestricted stock or stock units under the Incentive Plan. Such awards may be granted for no consideration other than services rendered by the grantee or for such monetary consideration as determined by the Compensation Committee. Shares of restricted stock are shares of common stock of the Company that are issued subject to service or performance-based vesting conditions determined by the Compensation Committee. Stock units are rights to receive shares of common stock units upon the future satisfaction of service or performance-based vesting conditions determined by the Compensation Committee. Until the applicable vesting conditions have been satisfied, neither shares of restricted stock nor stock units may be sold, transferred, assigned, pledged or otherwise disposed of. Any shares of restricted stock or stock units that remain unvested on their holder’s termination of service will be immediately forfeited, except as otherwise provided by the Compensation Committee in the applicable award agreement. Unless otherwise provided by the Compensation Committee, holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the Compensation Committee pay provide that the dividends will be subject to the same or different vesting conditions and restrictions as applied to the original award. Holders of stock units have no voting rights as stockholders but may be provided with a right to receive dividend equivalents payable in cash or in additional stock units.
     Performance and Annual Incentive Awards. The Compensation Committee may provide for stock- or cash-based awards under the Incentive Plan whose grant, vesting or settlement is conditioned upon the achievement of one or more specified goals tied to objective business criteria (described below) over such periods as the Compensation Committee determines. Annual incentive awards have performance period of up to one year, while performance awards may have a performance period of up to 10 years.
     Performance and annual incentive awards granted under the Incentive Plan to covered employees are intended, if so determined by the Compensation Committee, to provide compensation that qualifies as “performance-based” for purposes of exemption from the limit on tax deductibility under Section 162(m) of the Code. Accordingly, such awards are earned solely upon the achievement of one or more objective performance goals established in writing by the Compensation Committee not later than 90 days after the beginning of the applicable performance period or such other date as required or permitted under Section 162(m). Performance goals are based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company on a consolidated basis or of specified subsidiaries or business units of the Company specified by the Compensation Committee. The Compensation Committee will base performance goals on one or more of the following business criteria:
•	Total stockholder return;

•	Total stockholder return as compared to total return of a known index;

•	Net income;

•	Pretax earnings;

•	Earnings before interest expense, taxes, depreciation and amortization;

•	Pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	Operating margin;

•	Earnings per share;

•	Return on equity;

•	Return on capital;

•	Return on investment;

•	Operating earnings;

•	Working capital;

•	Ratio of debt to stockholders’ equity;

•	Revenue;

•	Loan Growth;

•	Deposit Growth; and

•	Quality Control, including, but not limited to, results of internal and external audits, regulatory examinations, and loan quality reviews.
     Payment of any performance or annual incentive award to a covered employee is contingent upon a written determination by the Compensation Committee of the achievement of the applicable performance goals and the amount of the award that has become payable as a result. The Compensation Committee, in its discretion, may reduce (but not increase) the amount of a performance or annual incentive award that is otherwise payable based on the achievement of performance goals. In granting a performance or annual incentive award, the Compensation Committee will specify the circumstances under which the award will be paid or forfeited in the event of the termination of the grantee’s service prior to the end of the applicable performance period or settlement of the award.
     Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights either as a component of another award or as a separate award. Dividend equivalent rights are rights entitling the recipient to receive cash or shares of common stock equal in value to cash dividends paid with respect to a specified number of shares of common stock. Dividend equivalents may be paid at the time of the dividend payment on common stock or may be converted into additional shares of stock or stock units and settled at a specified later time, such as at the time a related award vests or is settled.
     Effect of Corporate Transactions. The occurrence of a corporate transaction may cause awards granted under the Incentive Plan to vest in full and to be exercised or settled immediately prior to the consummation of the transaction, unless the awards are assumed, continued or substituted for by the successor entity or its parent or subsidiary in connection with the corporate transaction. Alternatively, the Compensation Committee may elect to cancel any outstanding awards and pay, or cause to be paid, to the holder an amount in cash or securities having a value determined in accordance with the Incentive Plan. Any options or stock appreciation rights that are not assumed or continued will terminate upon the consummation of the corporate transaction. A corporate transaction means the Company’s dissolution or liquidation; a merger, consolidation, or reorganization in which the Company is not the surviving entity; a sale of substantially all of the Company’s assets or any transaction which results in any person or entity owning 50% or more of the combined voting power of the Company’s stock.
     Change in Control Accelerated Vesting of Prior Plan Awards. With respect to the awards outstanding under the prior plans as of the effective date of the Incentive Plan, all such awards become fully vested, and, in the case of options, exercisable in connection with the consummation of a change in control as defined in the applicable prior plan, provided the award remains outstanding upon the change in control and relates to a continuing employee or other service provider and except to the extent retaining the unvested status of certain outstanding options eliminates any excise tax under section 4999 of the Code that, if applied, would produce an unfavorable net after-tax result for the option holder.
     Summary of Federal Income Tax Considerations. The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
     Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
     In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
     Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonqualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.
     Restricted Stock. Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonqualified stock options. A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to treat the acquisition date as the determination date by filing an election with the Internal

Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Code.
     Stock Units Awards. A participant generally will recognize no income upon the grant of a stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Nonqualified Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
     Golden Parachute Payments. Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a change in control may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Section 4999. Under these provisions, the participant would be subject to a 20% excise tax on, and the Company would be denied a deduction with respect to, any “excess parachute payments.”
     Awards Subject to Section 409A of the Code. Certain awards granted under the Incentive Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Incentive Plan to the contrary, the Compensation Committee is authorized, without the consent of any grantee, to amend the Incentive Plan or any award agreement as necessary to comply with Section 409A.
     Options Granted to Certain Persons. The following table shows the number of shares subject to options issued under the Plan since its inception to: (1) the named executive officers; (2) all current executive officers as a group; (3) all current directors who are not executive officers, as a group; and (4) all employees as a group (excluding executive officers).

Name and Position	Number of Shares
Robert Sarver	320,000
President and Chief Executive Officer
Dale Gibbons	158,000
Executive Vice President and Chief Financial Officer
Merrill Wall	132,500
Executive Vice President and Chief Administrative Officer

Name and Position	Number of Shares
Bruce Hendricks	128,750
President and Chief Executive Officer
Gerald Cady	111,500
President and Chief Executive Officer
All current executive officers as a group (10 persons)	1,280,680
All current directors who are not executive officers, as	199,875
a group (13 persons)
All employees as a group (excluding executive officers)	47,500
     Vote Required and Board Recommendation
     The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment to the 2005 Stock Incentive Plan and the material terms of performance goals under the 2005 Stock Incentive Plan, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on the 2005 Stock Incentive Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to the Western Alliance Bancorporation 2005 Stock Incentive Plan and the material terms of performance goals.
Item 3. Advisory (Non-Binding) Vote on Executive Compensation
     As discussed elsewhere in this proxy statement, under ARRA, for so long as any equity or debt securities that were issued to the Treasury by a TARP participant remain outstanding, a TARP participant must provide its stockholders with an annual advisory “say on pay” vote on executive compensation that is non-binding on the TARP participant and its board of directors. ARRA requires the SEC to issue final regulations regarding this vote within one year after the date of enactment. On February 23, 2009, the SEC issued guidance in the form of a compliance and disclosure interpretation that effectively required companies that received TARP funds to include the non-binding advisory vote on executive compensation in their proxy statements relating to their 2009 annual meetings of stockholders. The Company has included this non-binding advisory vote on executive compensation this year for its stockholders to consider.
     Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors and Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements. In addition, as further described elsewhere in this proxy statement, ARRA requires the Treasury and the SEC to issue rules to implement the new executive compensation restrictions. Such rules have not been issued, including rules related to this proposal. Accordingly, the Company is continuing to evaluate whether and the extent to which its compensation programs comply with the requirements of ARRA and related laws and guidance, and the Board of Directors reserves the right to modify prior, current and future executive compensation arrangements, plans, and practices to the extent it deems necessary or advisable to comply with the ARRA and its related rules or regulations or such other legislation, rules or regulations that may become applicable to the Company.

     The Board recommends that stockholders approve, in a non-binding advisory vote, the following resolution:
RESOLVED that the stockholders approve (i) the Company’s overall executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis, (ii) the compensation decisions made by the Compensation Committee and Board with regard to NEO performance for 2008 as reflected in the tabular disclosure in this proxy statement, and (iii) the application of the Company’s compensation philosophy, policies and procedures to evaluate the 2009 performance of, and award compensation based on, certain key objectives, in each case as described in the Compensation Discussion and Analysis in this proxy statement.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” this proposal.
Item 4. Ratification of Appointment of the Independent Auditor
     The Audit Committee has appointed the firm of McGladrey & Pullen, LLP as the independent auditor to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009 and the Company’s internal control over financial reporting as of December 31, 2009. Representatives of McGladrey & Pullen will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting. Although shareholder ratification of the appointment of the Company’s independent auditor is not required by our bylaws or otherwise, we are submitting the selection of McGladrey & Pullen to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for the Company.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.
     To the Company’s knowledge, based solely on its review of the copies of such reports furnished to it and written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the fiscal year ended December 31, 2008 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that: (i) a Form 4 was not timely filed on behalf of Kenneth Vecchione for 6,000 non-qualified options granted January 23, 2008 at an exercise price of $15.90; and (ii) a Form 4 filed for Marianne Boyd Johnson on June 30, 2008 incorrectly listed the transaction date as April 25, 2008; (iii) a Form 4 filed for Cary Mack on June 30, 2008 incorrectly listed the transaction date as August 3, 2007; (iv) a Form 4 was not timely filed on behalf of Donald Snyder for gift of 10,000 shares he made to a non-profit organization on November 17, 2008.
ADDITIONAL INFORMATION
Stockholder Proposals for 2010 Annual Meeting
     Any proposal which a stockholder wishes to have included in the Company’s proxy statement and form of proxy relating to its 2010 Annual Meeting of stockholders must be received by the Company, directed to the attention of the Corporate Secretary, at its principal executive offices at 2700 West Sahara

Avenue, Las Vegas, Nevada 89102, no later than November 23, 2009. If a stockholder wishes to present a matter at the Company’s 2009 Annual Meeting that is outside the process for inclusion in the proxy statement, notice must be given to the Secretary not later than February 5, 2010. All stockholder proposals will be subject to and must comply with Nevada law and the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, as amended.
Annual Report on Form 10-K
     The Company will file its Annual Report on Form 10-K for its 2008 fiscal year with the SEC, and a copy of the Annual Report on Form 10-K is enclosed with this proxy statement. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to the Company at 2700 West Sahara Avenue, Las Vegas, Nevada 89102, Attention: Corporate Secretary, or from the website, www.proxyvote.com.
Legal Proceedings
     No director or executive officer of the Company is a party to any material pending legal proceedings or has a material interest in any such proceedings that is adverse to the Company or any of its subsidiaries.
Householding of Proxy Materials
     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notices of Internet Availability of Proxy Materials or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to Western Alliance Bancorporation, 2700 West Sahara Avenue, Las Vegas, Nevada 89102, Attn: Corporate Secretary, or by calling (702) 248-4200.
Other Business
     Except as described above, the Company knows of no business to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the Proxy to vote in accordance with the determination of a majority of the Board of Directors on such matters.
BY ORDER OF THE
BOARD OF DIRECTORS
ROBERT G. SARVER
CHAIRMAN OF THE BOARD
Dated: March  , 2009

Appendix A
WESTERN ALLIANCE BANCORPORATION
2005 STOCK INCENTIVE PLAN
     Western Alliance Bancorporation, a Nevada corporation (the “Company”), sets forth herein the terms of its 2005 Stock Incentive Plan (the “Plan”), as follows:
1. PURPOSE
     The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, employees, consultants and advisors, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (on and after the IPO Date), restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
     Furthermore, this Plan is an amendment and restatement of the Bankwest of Nevada 1997 Incentive Stock Option Plan and the Bankwest of Nevada 1997 Nonqualified Stock Option Plan (together, the “1997 Plans”), the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan (the “2000 SAR Plan”), the Western Alliance Bancorporation 2002 Stock Option Plan (the “2002 Plan”) and any other prior plan of the Company or a predecessor in effect prior to the Effective Date of this Plan under which stock options or other equity awards covering the Company’s Stock remain outstanding to a service provider (the “Prior Plans”). This Plan document therefore is intended to preserve material rights and features of the Prior Plans, and should any material provision of this Plan be determined to impair the rights of a Grantee under an Award granted prior to the Effective Date of this restated Plan, the Award Agreement covering the Award shall instead be treated as including the material provision as an explicit term, but only to the extent that such material provision does not affect the Award’s exempt status under Section 409A of the Code. In this regard, as of the Effective Date and notwithstanding the absence of an automatic change in control vesting provision under this restated Plan, any change in control vesting provision of a Prior Plan hereby is incorporated into the Awards outstanding as of the Effective Date and made under the applicable Prior Plan.
2. DEFINITIONS
     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
     2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that directly or indirectly controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
     2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).
     2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, or cash award under the Plan.
     2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
     2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
     2.6 “Board” means the Board of Directors of the Company.

1

     2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or an Affiliate; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or an Affiliate; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
     2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
     2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.
     2.10 “Company” means Western Alliance Bancorporation.
     2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.
     2.12 “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.
     2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
     2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
     2.15 “Effective Date” means April 7, 2005, the date the Plan is approved by the Board.
     2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
     2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day, as determined by the Board) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board’s reasonable application of a reasonable valuation method.
     2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person

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sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.
     2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.
     2.20 “Grantee” means a person who receives or holds an Award under the Plan.
     2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
     2.22 “IPO Date” means the closing date of the first sale of Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.
     2.23 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
     2.24 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
     2.25 “Option Price” means the exercise price for each share of Stock subject to an Option.
     2.26 “Option Proceeds” means, with respect to an Option, the sum of (i) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (ii) the value of all federal, state, and local deductions to which the Company is entitled with respect to the exercise of such Option determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.
     2.27 “Other Agreement” shall have the meaning set forth in Section 15 hereof.
     2.28 “Outside Director” means a member of the Board who is not an officer or employee of the Company.
     2.29 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.
     2.30 “Plan” means this Western Alliance Bancorporation 2005 Stock Incentive Plan.
     2.31 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.
     2.32 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
     2.33 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
     2.34 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.
     2.35 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
     2.36 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have

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occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.
     2.37 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.
     2.38 “Stock” means the common stock, par value $.0001 per share, of the Company.
     2.39 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof. SARs may only be awarded under this Plan on and after the IPO Date, and during a period that the Company remains publicly traded. Notwithstanding the preceding sentence, SARs awarded under a Prior Plan on or before October 3, 2004 shall continue in effect under this Plan under the term then in effect under the Award Agreement for the respective SAR.
     2.40 “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock awarded to a Grantee pursuant to Section 10 hereof.
     2.41 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
     2.42 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.
     2.43 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
     2.44 “Transition Period” means the reliance period described in Treas. Reg. Section 1.162-27(f) or a successor provision.
     2.45 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.
3. ADMINISTRATION OF THE PLAN
     3.1. Board.
     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate for the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.
     3.2. Committee.
     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the articles of incorporation and by-laws of the Company and applicable law.
            (i) On and after the IPO Date, except as provided in subsection (ii) hereof and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) following the Transition Period qualify as “outside directors” within the meaning of Section 162(m) of the Code, and (b) meet such other requirements as may be established from time to time by the Securities and

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Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act, and (c) comply with the independence requirements, if any, of the stock exchange on which the Stock is listed.
     (ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.
     In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.
     3.3. Terms of Awards.
Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:
     (i) designate Grantees,
     (ii) determine the type or types of Awards to be made to a Grantee,
     (iii) determine the number of shares of Stock to be subject to an Award, provided the number of shares of stock subject to an Award shall be determined prior to the Grant Date, except as otherwise provided in this Plan,
     (iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
     (v) prescribe the form of each Award Agreement evidencing an Award, and
     (vi) amend, modify, or supplement the terms of any outstanding Award, provided that in the event such action causes an Award that is otherwise exempt from Section 409A of the Code and the guidance issued thereunder to become subject to Section 409A of the Code and the guidance issued thereunder, the Award will comply with the requirements of Section 409A of the Code and the guidance issued thereunder. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom, while remaining in compliance with, or exempt from, the requirements of Section 409A of the Code. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.
     The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.
     3.4. Deferral Arrangement.

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     The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish in writing that is intended to satisfy Section 409A of the Code, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.
     3.5. No Liability.
     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
     3.6. Book Entry.
     Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.
4. STOCK SUBJECT TO THE PLAN
     Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan taking into account shares originally available under the 1997 Plans, the 2000 SAR Plan, the 2002 Plan and any Prior Plan shall be 6,500,000. Of the shares of Stock so designated for issuance under the Plan, 2,248,550 shares represent Awards outstanding as of the Effective Date. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.
     If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.
     The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.
     The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds (as defined herein) in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to number of shares of Stock reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than: (A) the amount of such Option Proceeds, divided by (B) the Fair Market Value on the date of exercise of the applicable Option.
5. EFFECTIVE DATE, DURATION AND AMENDMENTS
     5.1. Effective Date.
     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the

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stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder relating to the period on or after the Effective Date shall be null and void and of no effect.
     5.2. Term.
     The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.
     5.3. Amendment and Termination of the Plan.
     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.
6. AWARD ELIGIBILITY AND LIMITATIONS
     6.1. Service Providers and Other Persons.
     Subject to this Section 6, Awards may be made under the Plan to any Service Provider whose participation in the Plan is determined to be in the best interests of the Company by the Board.
     6.2. Successive Awards.
     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
     6.3. Limitation on Shares of Stock Subject to Awards and Cash Awards.
     During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, but only after the Transition Period has expired:
     (i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one hundred fifty thousand (150,000) per calendar year;
     (ii) the maximum number of shares of Stock that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is one hundred fifty thousand (150,000) per calendar year; and
     (iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $5,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $15,000,000.
     The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.
     6.4. Substitute or Exchange Awards.
     Awards granted under the Plan may, in the discretion of the Board, be granted in substitution or exchange for any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate, provided that, to the extent such substitution or exchange causes an Award that is otherwise exempt from Section 409A of the Code and guidance issued thereunder to become subject to Section 409A of the Code and the guidance issued thereunder, the Award will comply with Section 409A of the Code and the guidance issued thereunder. Such substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. Notwithstanding anything in Section 8.1 or 9.1 below to the contrary, any Awards granted under this Section 6.4 that are in substitution or exchange for, any

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other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate may be granted at an Option Price or grant price, as the case may be, at least equal to the Fair Market Value of the Stock.
7. AWARD AGREEMENT
     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.
8. TERMS AND CONDITIONS OF OPTIONS
     8.1. Option Price.
     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
     8.2. Vesting.
     Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.
     8.3. Term.
     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.
     8.4. Termination from Service.
     Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
     8.5. Limitations on Exercise of Option.
     Notwithstanding any other provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.
     8.6. Method of Exercise.
     An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of whole shares of Stock with respect to which the Option is being

8

exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number as is set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.
     8.7. Rights of Holders of Options.
     Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
     8.8. Delivery of Stock Certificates.
     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.
     8.9. Transferability of Options.
     Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or pursuant to a domestic relations order as referred to in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.
     8.10. Family Transfers.
     If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift; (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
     8.11. Limitations on Incentive Stock Options.
     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

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9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
     9.1. Right to Payment.
     An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the Fair Market Value of one share of Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.
     9.2. Other Terms.
     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS
     10.1. Grant of Restricted Stock or Stock Units.
     Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).
     10.2. Restrictions.
     At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.
     10.3. Restricted Stock Certificates.
     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend (or legends) that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
     10.4. Rights of Holders of Restricted Stock.
     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

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     10.5. Rights of Holders of Stock Units.
     10.5.1. Voting and Dividend Rights.
     Holders of Stock Units shall have no right to vote any Stock promised upon settlement of the Stock Unit or to “vote” the Stock Unit. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
     10.5.2. Creditor’s Rights.
     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
     10.6. Termination of Service.
     Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.
     10.7. Purchase of Restricted Stock.
     The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.
     10.8. Delivery of Stock.
     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.
11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS
     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
     12.1. General Rule.
     Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

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     12.2. Surrender of Stock.
     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.
     12.3. Cashless Exercise.
     With respect to an Option only (and not with respect to Restricted Stock) for any period that the Company is publicly traded, to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.
     12.4. Other Forms of Payment.
     To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.
13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
     13.1. Dividend Equivalent Rights.
     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.
     13.2. Termination of Service.
     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS
     14.1. Performance Conditions.
     The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any

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performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.
     14.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.
     If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.
     14.2.1. Performance Goals Generally.
     The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.
     14.2.2. Business Criteria.
     One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity; (15) revenue; (16) loan growth; (17) deposit growth; and (18) quality control, including but not limited to, results of internal and external audits, regulatory examinations, and loan quality reviews. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.
     14.2.3. Timing For Establishing Performance Goals.
     Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
     14.2.4. Settlement of Performance or Annual Incentive Awards; Other Terms.
     Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be

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paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.
     14.3. Written Determinations.
     All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.
     14.4. Status of Section 14.2 Awards Under Code Section 162(m).
     It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
15. PARACHUTE LIMITATIONS
     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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16. REQUIREMENTS OF LAW
     16.1. General.
     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
     16.2. Rule 16b-3.
     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
17. EFFECT OF CHANGES IN CAPITALIZATION
     17.1. Changes in Stock.
     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price

15

or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Furthermore, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate to reflect such distribution, adjust (i) the number and kind of shares for which grants of Option and other Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and/or (iii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.
     17.2. Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.
     Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.
     17.3. Corporate Transaction.
     Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:
     (i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and
     (ii) either of the following two actions shall be taken:
          (A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or
          (B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.
     With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be

16

effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.
     17.4. Adjustments.
     Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.
     17.5. No Limitations on Company.
     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
18. GENERAL PROVISIONS
     18.1. Disclaimer of Rights.
     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
     18.2. Nonexclusivity of the Plan.
     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

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     18.3. Withholding Taxes.
     The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
     18.4. Exemption from Code Section 409A.
     Except as otherwise provided, the terms of this Plan are intended to be exempt from Section 409A of the Code and the guidance issued thereunder. To the extent a provision of the Plan is not exempt from Section 409A of the Code and the applicable guidance thereunder, the Board may, in its sole discretion, take such steps as it deems reasonable to provide the coverage or benefits provided under the Plan so as to comply with Section 409A of the Code and the guidance issued thereunder.
     18.5. Captions.
     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
     18.6. Other Provisions.
     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.
     18.7. Number and Gender.
     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
     18.8. Severability.
     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
     18.9. Governing Law.
     The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Nevada, to the extent not governed by federal law,other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000014082_1 R2.09.01.08

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 NAME THE COMPANY NAME INC. — COMMON THE COMPANY NAME INC. — CLASS A THE COMPANY NAME INC. — CLASS B THE COMPANY NAME INC. — CLASS C THE COMPANY NAME INC. — CLASS D THE COMPANY NAME INC. — CLASS E THE COMPANY NAME INC. — CLASS F THE COMPANY NAME INC. — 401 K CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All The Board of Directors recommends that you Except” and write the number(s) of the nominee(s) on the line below. 02 vote “For” the following. 1. Election of Directors 0 0 0 0000000000 Nominees
01 Bruce Beach 02 William S. Boyd 03 Steven J. Hilton 04 Marianne Boyd Johnson 05 Kenneth A. Vecchione The Board of Directors recommends you vote FOR the following proposal(s). For Against Abstain 2. Approve an amendment increasing by 2,000,000 the maximum number of shares available for issuance under the 2005 Stock 0 0 0 Incentive Plan and the material terms of performance goals applicable to certain awards that may be granted thereunder. 3. Approve, in an advisory (non-binding) vote, the compensation of executives, as disclosed in the proxy statement. 0 0 0 4. Ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor. 0 0 0 Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. 0 (see reverse for instructions) Investor Address Line 1 Investor Address Line 2 R2.09.01.08 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon. When signing as 1 attorney, executor, administrator, or other fiduciary, please give full John Sample 0000014082 1234 ANYWHERE STREET title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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WESTERN ALLIANCE BANCORPORATION

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Dale Gibbons and Linda N. Mahan, as proxies, each with the full power of substitution, to represent and to vote as designated on the reverse side of this ballot, all the shares of Common Stock of Western Alliance Bancorporation held of record by the stockholder(s) on February 27, 2009, at the Annual Meeting of Stockholders to be held at 08:00:00, PDT on 4/21/2009, at the Embassy Terrace 2800 W. Sahara Avenue, Las Vegas, Nevada 89102, and any adjournment or postponement thereof.

Address change/comments:

Continued and to be signed on reverse side.

0000014082_2 R2.09.01.08

R2.09.01.08 Address change/comments: 2 0000014082 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1. Election of Directors — For All ☐ Withhold All ☐ For All Except ☐

Nominees

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000014083_1 R2.09.01.08

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 NAME THE COMPANY NAME INC. — COMMON THE COMPANY NAME INC. — CLASS A THE COMPANY NAME INC. — CLASS B THE COMPANY NAME INC. — CLASS C THE COMPANY NAME INC. — CLASS D THE COMPANY NAME INC. — CLASS E THE COMPANY NAME INC. — CLASS F THE COMPANY NAME INC. — 401 K CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All The Board of Directors recommends that you Except” and write the number(s) of the nominee(s) on the line below. 02 vote “For” the following. 1. Election of Directors 0 0 0
0000000000 Nominees
01 Bruce Beach 02 William S. Boyd 03 Steven J. Hilton 04 Marianne Boyd Johnson 05 Kenneth A. Vecchione The Board of Directors recommends you vote FOR the following proposal(s). For Against Abstain 2. Approve an amendment increasing by 2,000,000 the maximum number of shares available for issuance under the 2005 Stock 0 0 0 Incentive Plan and the material terms of performance goals applicable to certain awards that may be granted thereunder. 3. Approve, in an advisory (non-binding) vote, the compensation of executives, as disclosed in the proxy statement. 0 0 0 4. Ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor. 0 0 0 Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. 0 (see reverse for instructions) Investor Address Line 1 Investor Address Line 2
R2.09.01.08 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon. When signing as 1 attorney, executor, administrator, or other fiduciary, please give full John Sample 0000014083 1234 ANYWHERE STREET title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name, by authorized officer. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials: The Notice & Proxy Statement, Annual Report, 401K Instructional Letter is/ are available at www.proxyvote.com .

WESTERN ALLIANCE BANCORPORATION

This proxy is solicited on behalf of the Board of Directors

Western Alliance Bancorporation 401(k) Plan
Confidential Voting Instructions
To Charles Schwab Trust Co., Trustee

By signing on the reverse side or by voting by phone or internet, the stockholder(s) direct the above named Trustee to vote (in person or by proxy) as indicated on the front of this card, the number of shares of Western Alliance Bancorporation Common Stock credited to your account under Western Alliance Bancorporation 401(k) Plan at the Annual Meeting of Stockholders to be held at 08:00:00, PDT on 4/21/2009, at the Embassy Terrace 2800 W. Sahara Avenue, Las Vegas, Nevada 89102, and any adjournment or postponement thereof. In accordance with the applicable plan provisions, the Trustee will apply this voting instruction *pro rata* (along with the voting instructions of all other participants) to all shares of Common Stock held in the Plan for which the Trustee receives no voting instructions. These confidential voting instructions will be seen only by the authorized representatives of the Trustee.

Address change/comments:

____

____

____

Continued and to be signed on reverse side.

0000014083_2 R2.09.01.08

R2.09.01.08 Address change/comments: 2 0000014083 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)